================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        EASTGROUP PROPERTIES II, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                              EASTGROUP PROPERTIES
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195


                                 April 24, 1997


Dear Shareholder:

     You are cordially invited to the annual meeting (the "Meeting"), of shareholders of EastGroup Properties (the "Trust"), to be held on June 5, 1997 at 9:00 a.m., Jackson time, at the Trust's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi.

     Shareholders will be asked to approve the reorganization (the "Reorganization"), of the Trust from a Maryland real estate investment trust ("REIT"), into a Maryland business corporation named EastGroup Properties II, Inc. (the "Corporation"), which is a wholly-owned subsidiary of the Trust. This Reorganization will modernize and streamline the Trust's governance procedures by adopting the form of organization used by many recently established REITs. The Reorganization will be accomplished by the merger of the Trust with and into the Corporation (the "Merger"); pursuant to the Reorganization and simultaneously with the Merger, the name of the Corporation will be changed to EastGroup Properties, Inc. While the Reorganization will result in a modern, more flexible corporate charter with what the Trustees of the Trust believe are substantially enhanced rights of stockholders of the Corporation over the limited rights available to shareholders currently under the Trust's Restated Declaration of Trust, as amended, some investors may consider that certain attributes of the Corporation may be detrimental to their rights, and accordingly, shareholders should carefully consider whether the changes are in their best interest.

     The proposed Reorganization is subject to the affirmative vote of the holders of two-thirds of all the votes entitled to be cast at the Meeting based on the shares of beneficial interest of the Trust outstanding as of the close of business on April 23, 1997, the record date for the Meeting. The Board of Trustees of the Trust has approved the proposed Reorganization, subject to shareholder approval, and recommends that you vote in favor of the proposed Reorganization transaction. In arriving at its decision, the Board considered a number of factors which are described in detail in the accompanying Proxy Statement/Prospectus, which shareholders are urged to read carefully.

     Trust shareholders will also be voting on the election of seven trustees of the Trust, or if the Reorganization is approved, directors of the Corporation.

     The proposed transactions are very important to you as a shareholder. Therefore, whether or not you plan to attend the Meeting, I urge you to give your immediate attention to the proposals. Please review the enclosed materials, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

                                          Very truly yours,

                                          /s/ LELAND R. SPEED

                                          LELAND R. SPEED
                                          Chairman of the Board of Trustees

                              EASTGROUP PROPERTIES
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 5, 1997

To the Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of EastGroup Properties (the "Trust"), will be held at the Trust's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, on June 5, 1997 at 9:00 a.m., Jackson time, for the following purposes:

          (1) To consider and act on a proposal to reorganize the Trust from a Maryland real estate investment trust into a Maryland business corporation (the "Reorganization"), by means of a merger (the "Merger"), of the Trust with and into a newly formed Maryland business corporation named EastGroup Properties II, Inc. (the "Corporation"), which is a wholly-owned subsidiary of the Trust; pursuant to the Reorganization and simultaneously with the Merger, the name will be changed to EastGroup Properties, Inc.

          (2) To elect seven trustees of the Trust, or if the Reorganization is approved, directors of the Corporation.

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 23, 1997 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

     Dissenting shareholders will not have appraisal rights in connection with the Reorganization and Merger.

                                          By Order of the Board of Trustees

                                          N. Keith McKey
                                          N. KEITH MCKEY
                                          Executive Vice President, Chief
                                          Financial Officer and Secretary


DATE: April 24, 1997


THIS IS AN IMPORTANT MEETING. SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                                       OF
                              EASTGROUP PROPERTIES
                                      AND
                                   PROSPECTUS
                                       OF
                         EASTGROUP PROPERTIES II, INC.

     This Proxy Statement/Prospectus is being furnished to the shareholders of EastGroup Properties (the "Trust"), in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at its Annual Meeting of Shareholders (the "Meeting"), to be held on June 5, 1997 at 9:00 a.m., Jackson time, in the Trust's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi. The purposes of the Meeting are to consider and vote on proposals to (i) reorganize the Trust from a Maryland real estate investment trust ("REIT"), into a Maryland business corporation (the "Reorganization"), by means of a merger of the Trust (the "Merger"), with and into a newly formed Maryland corporation named EastGroup Properties II, Inc. (the "Corporation"), which is a wholly-owned subsidiary of the Trust; pursuant to the Reorganization and simultaneously with the Merger, the name will be changed to EastGroup Properties, Inc.; (ii) to elect seven trustees of the Trust, or if the Reorganization is approved, directors of the Corporation; and (iii) to transact any other business as may properly come before the Meeting or any adjournment thereof.

     The Reorganization of the Trust from a Maryland REIT into a Maryland business corporation shall be by means of the Merger of the Trust with and into the Corporation, pursuant to which the Corporation shall be the surviving entity in the Merger, the separate existence of the Trust shall terminate and each issued and outstanding share of beneficial interest, $1.00 par value per share, of the Trust (the "Trust Shares"), shall be converted into one share of common stock, par value $0.0001 per share, of the Corporation (the "Corporation Stock"). This Proxy Statement/Prospectus also constitutes the Prospectus of the Corporation filed as part of a Registration Statement on Form S-4 (the "Registration Statement"), under the Securities Act of 1933, as amended (the "Securities Act"), with the Securities and Exchange Commission (the "SEC"). The Registration Statement and the Prospectus relate to 12,673,503 shares of Corporation Stock into which the Trust Shares may be converted pursuant to the Reorganization. The Trust Share amounts and per Trust Share information set forth in this Proxy Statement/Prospectus give retroactive effect to a three-for-two stock split effected by the Trust on April 7, 1997.

     THE BOARD OF TRUSTEES HAS APPROVED THE REORGANIZATION, SUBJECT TO SHAREHOLDER APPROVAL, AND BELIEVES THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF THE TRUST AND ITS SHAREHOLDERS. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE REORGANIZATION AND THE ELECTION OF THE TRUST'S SEVEN NOMINEES AS TRUSTEES.


     Trust Shares are traded on the New York Stock Exchange, Inc. ("NYSE") under the symbol "EGP." On April 23, 1997, the closing price for Trust Shares as reported by the NYSE was $18.625. The principal executive offices of the Trust and the Corporation are both located at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201-2195, telephone number (601) 354-3555.


                            ------------------------

     THIS TRANSACTION AND THE COMMON STOCK OF THE CORPORATION HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS
OF THIS TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                 THE ATTORNEY GENERAL OF THE STATE OF NEW YORK
           HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING.
                ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                            ------------------------

     The approval of the Reorganization and the consummation of the Merger are subject to the affirmative approval of the holders of at least two-thirds of all the votes entitled to be cast at the Meeting and certain other conditions. The trustees and officers of the Trust own 314,004 Trust Shares (2.5% of the outstanding Trust Shares), and have indicated that they will vote such Trust Shares FOR the Reorganization and the Merger.


     The date of this Proxy Statement/Prospectus is April 24, 1997. This Proxy Statement/Prospectus is first being mailed to shareholders of the Trust on or about April 30, 1997.

                             AVAILABLE INFORMATION

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information may be inspected at and, upon payment of the SEC's customary charges, copies obtained from, the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Such reports, proxy statements and other information are also available for inspection and copying at prescribed rates at the SEC's regional offices in New York, New York (Seven World Trade Center, Suite 1300, New York, New York 10048), and in Chicago, Illinois (Suite 1400, 500 West Madison Street, Chicago, Illinois 60661). The SEC maintains a web site (http://www.sec.gov) that also contains reports, proxy statements and other information concerning the Trust. In addition, Trust Shares are traded on the NYSE under the symbol "EGP" and similar information concerning the Trust can be inspected and copied at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

     The Corporation has filed with the SEC a Registration Statement on Form S-4 (the "Registration Statement") under the Securities Act with respect to Corporation Stock to be issued in the Merger. This Proxy Statement/Prospectus constitutes the Prospectus of the Corporation filed as part of the Registration Statement. As permitted by the rules and regulations of the SEC, this Proxy Statement/Prospectus omits certain information contained in the Registration Statement. Reference is made to the Registration Statement and the exhibits listed therein, which can be inspected at the public reference facilities of the SEC noted above, and copies of which can be obtained from the SEC at prescribed rates as indicated above.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN AS CONTAINED HEREIN IN CONNECTION WITH THE MATTERS DESCRIBED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE CORPORATION. NEITHER THE DELIVERY HEREOF NOR ANY DISTRIBUTION OF SECURITIES MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS HEREIN SET FORTH SINCE THE DATE HEREOF. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OFFERED BY THIS PROXY STATEMENT/PROSPECTUS OR A SOLICITATION OF A PROXY IN ANY JURISDICTION WHERE, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


     Incorporated into this Proxy Statement/Prospectus by reference are the documents listed below filed by the Trust under the Exchange Act. Copies of any such documents, other than exhibits to such documents, are available without charge to each person to whom a copy of this Proxy Statement/Prospectus has been delivered upon written or oral request of such person from the Trust, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201-2195,
Attention: Chief Financial Officer, telephone number (601) 354-3555. In order to insure timely delivery of the documents, requests should be received by May 22, 1997.


     The following documents or portions thereof are hereby incorporated into this Proxy Statement/Prospectus by reference:

     1. The Trust's Annual Report on Form 10-K for the year ended December 31, 1996 (Commission File No. 1-7094).


     2. The Agreement and Plan of Merger dated as of April 23, 1997 by and between the Trust and the Corporation (attached hereto as Appendix A).


     All documents filed by the Trust pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement/Prospectus and prior to the date of the Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the respective dates of the filing thereof. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement/Prospectus to the extent that a statement contained herein, or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement/Prospectus.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
PROXY STATEMENT/PROSPECTUS SUMMARY.....................................................   1
     The Trust and the Corporation.....................................................   1
     Shareholders' Meeting; Record Date; Securities Entitled to Vote...................   1
     The Reorganization................................................................   2
     Election of Trustees..............................................................   6
     Recommendation of the Board of Trustees...........................................   6

PROPOSAL 1 -- THE REORGANIZATION.......................................................   7
     Principal Reasons for the Reorganization..........................................   7
     Terms of the Reorganization.......................................................   8
     Certain Changes in the Rights of Shareholders Resulting from the Reorganization...   9
     Federal Income Tax Matters........................................................  17
     Vote Required; Dissenters' Rights.................................................  18

PROPOSAL 2 -- ELECTION OF TRUSTEES.....................................................  19
     Security Ownership of Certain Beneficial Owners...................................  19
     Security Ownership of Management..................................................  20
     Election of Trustees -- Nominees..................................................  21
     Other Directorships and Trusteeships..............................................  22
     Committees and Meeting Data.......................................................  22
     Section 16(a) Beneficial Ownership Reporting Compliance...........................  22
     Executive Officers................................................................  23
     Executive Compensation............................................................  23
     Certain Transactions and Relationships............................................  28

EXPERTS................................................................................  28

LEGAL OPINIONS.........................................................................  29

REPORTS TO SHAREHOLDERS................................................................  29

OTHER MATTERS..........................................................................  29

SHAREHOLDER PROPOSALS..................................................................  29


     APPENDIX A Agreement and Plan of Merger between EastGroup Properties and EastGroup
                 Properties II, Inc. dated as of April 23, 1997


     APPENDIX B  Articles of Incorporation of EastGroup Properties II, Inc.

     APPENDIX C  Bylaws of EastGroup Properties II, Inc.

                       PROXY STATEMENT/PROSPECTUS SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and the Appendices hereto relating to (i) the proposed reorganization (the "Reorganization") pursuant to which EastGroup Properties (the "Trust"), will merge (the "Merger"), with and into EastGroup Properties II, Inc. (the "Corporation"), with the Corporation being the surviving company, and the separate corporate existence of the Trust ceasing; and (ii) the election of seven trustees of the Trust, or if the Reorganization is approved, directors of the Corporation (collectively, the Reorganization and election of trustees are referred to herein as the "Transactions"). This summary does not purport to contain all material information relating to the Transactions and is qualified in its entirety by the more detailed information and financial statements incorporated by reference in this Proxy Statement/Prospectus. SHAREHOLDERS OF THE TRUST SHOULD READ CAREFULLY THIS PROXY STATEMENT/PROSPECTUS AND THE APPENDICES AND EXHIBITS ATTACHED HERETO IN THEIR ENTIRETY. The amounts of shares of beneficial interest, par value $1.00 per share, of the Trust ("Trust Shares"), and per Trust Share information set forth in this Proxy Statement/Prospectus give retroactive effect to a three-for-two stock split effected by the Trust on April 7, 1997.

THE TRUST AND THE CORPORATION

     The Trust was organized as a real estate investment trust ("REIT"), under the laws of the State of Maryland pursuant to a Declaration of Trust dated June 15, 1969, as restated and amended (the "Declaration of Trust"). The Trust is a self-administered REIT which focuses on the ownership, acquisition and selective development of industrial properties primarily in major Sunbelt markets, with an emphasis on the states of Florida, Texas, Arizona and California. The Trust's portfolio currently includes 27 industrial properties comprising over 4.9 million square feet of leasable space, as well as office buildings containing approximately 566,000 square feet of leasable space. As of February 28, 1997, the industrial portfolio was 97% leased and the office portfolio was 94% leased.


     The Corporation was organized on April 4, 1997 as a Maryland business corporation and as a wholly-owned subsidiary of the Trust. The Corporation was organized by the Trust to acquire and succeed to, and to continue the business of, the Trust upon the consummation of the Merger. The Corporation has had no activities to date other than those incident to the Reorganization.


     The Trust has qualified and has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). The Reorganization and consummation of the Merger will not adversely affect the ability of the Corporation to continue to qualify as a REIT under the Code.

     The principal executive offices of both the Trust and the Corporation are located at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201, telephone number (601) 354-3555.

SHAREHOLDERS' MEETING; RECORD DATE; SECURITIES ENTITLED TO VOTE

     The Annual Meeting of the Shareholders of the Trust will be held on June 5, 1997 at 9:00 a.m., Jackson time, at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi (the "Meeting"). The purposes of the Meeting are to consider and vote upon proposals to (i) reorganize the Trust from a Maryland REIT into a Maryland business corporation by means of the Merger; (ii) elect seven trustees of the Trust, or if the Reorganization is approved, directors of the Corporation; and (iii) transact any other business as may properly come before the Meeting or any adjournment or postponement thereof.


     The record date for the Meeting is April 23, 1997 (the "Record Date"). As of such date, there were 12,673,309 Trust Shares outstanding and entitled to vote at the Meeting. Holders of Trust Shares are entitled to one vote per Trust Share on all matters except the election of trustees. Shareholders of the Trust are entitled to cumulative voting in the election of trustees, entitling each Trust shareholder to as many votes in the election of trustees as shall equal the number of Trust Shares owned by that shareholder multiplied by the number of trustees to be elected, and each shareholder may cast all such votes for a single candidate for trustee or may distribute them among two or more candidates as that shareholder may determine.

     Only Trust shareholders as of the Record Date are entitled to notice of and to vote at the Meeting. Shareholders of the Trust as of the Record Date may grant proxies by completing, dating, signing and returning the proxy card accompanying this Proxy Statement/Prospectus. All Trust Shares represented by properly executed proxies, unless proxies have been previously revoked, will be voted in accordance with the instructions indicated in such proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH TRUST SHARES WILL BE VOTED FOR THE REORGANIZATION AND FOR THE NOMINEES FOR TRUSTEES. Shareholders that have given a proxy may revoke it any time prior to the Meeting by giving written notice thereof to the Secretary of the Trust, by signing and returning a proxy card bearing a later date, or by attending the Meeting and voting in person.

     THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY APPROVED THE REORGANIZATION AND UNANIMOUSLY RECOMMENDS THAT TRUST SHAREHOLDERS VOTE FOR APPROVAL OF THE REORGANIZATION. SEE "PROPOSAL 1 -- THE REORGANIZATION." THE BOARD OF TRUSTEES OF THE TRUST ALSO RECOMMENDS A VOTE FOR PROPOSAL 2. SEE "PROPOSAL 2 -- ELECTION OF TRUSTEES."

THE REORGANIZATION

  Principal Reasons for the Reorganization.

     The purpose of the Reorganization is to reorganize the Trust from a Maryland REIT into a Maryland business corporation. The Board of Trustees believes that the well-defined Maryland corporation laws, together with the Corporation's new Articles of Incorporation and Bylaws, will modernize the Trust's governance procedures and provide the Trust with a greater degree of certainty and flexibility in planning and implementing corporate action than is currently available to the Trust as a Maryland REIT. In addition, both the Trust and the Corporation are subject to certain provisions of the Maryland General Corporation Law (the "MGCL"), which are designed to deter hostile or unsolicited takeover attempts of Maryland corporations or Maryland REITs and to increase the flexibility of a Maryland corporation or Maryland REIT in dealing with such takeover attempts. The Board of Trustees believes that this continued flexibility, together with the favorable perception of the Maryland corporation by the experienced REIT investor community, combine to make the Reorganization to be in the best interests of the Trust and its shareholders.

  Terms of the Reorganization.

     The Reorganization will be effected through the Merger of the Trust with and into the Corporation, pursuant to which the Corporation will be the surviving entity in the Merger, the separate existence of the Trust will terminate and each outstanding Trust Share will be converted into one share of common stock, $0.0001 par value per share, of the Corporation ("Corporation Stock"). At the effective time of the Merger, all properties, assets, liabilities and obligations of the Trust will become properties, assets, liabilities and obligations of the Corporation. Simultaneously with the Merger, the Corporation will change its name to EastGroup Properties, Inc. Upon consummation of the Merger, the Corporation and its stockholders will be governed by the Corporation's Articles of Incorporation and Bylaws which will include a number of provisions which are not currently in the Declaration of Trust. These provisions of the Articles of Incorporation and Bylaws of the Corporation, together with certain provisions of the MGCL, may have certain anti-takeover effects. See "Proposal 1 -- The Reorganization -- Certain Changes in the Rights of Shareholders Resulting from the Reorganization."

     The Reorganization has been approved by the Board of Trustees who believe the Reorganization to be in the best interests of the Trust and its shareholders. The Merger will become effective upon the filing of Articles of Merger with the appropriate state agencies, including, without limitation, the State Department of Assessments and Taxation of the State of Maryland. The Trust anticipates that the Merger will become effective as promptly as practicable following shareholder approval of the Reorganization at the Meeting.

     On the effective date of the Merger, each of the persons who are then trustees and officers of the Trust will become directors and officers, respectively, of the Corporation.

     At the effective time of the Merger, it is anticipated that the listing of Trust Shares on the NYSE will be terminated. The Corporation Stock will thereafter continue to be listed on the NYSE in accordance with the applicable rules of the NYSE.

     If the Reorganization is approved and the Merger is consummated, the Trust and the Corporation will take such action as may be necessary to provide that all rights of participants in the Trust's stock option plans (the "Stock Option Plans"), to receive grants of options and to exercise options and stock appreciation rights granted thereunder in respect of Trust Shares will become substantially identical rights to receive grants of options and to exercise options and stock appreciation rights in respect of shares of Corporation Stock on substantially identical terms and conditions as set forth in the Trust's Stock Option Plans.

     The Reorganization is subject to certain conditions including approval by the shareholders of the Trust.

  Certain Changes in the Rights of Shareholders Resulting from the Reorganization.

     The rights of shareholders of the Trust are currently governed by the Trust's Declaration of Trust and Trustees' Regulations, as amended (the "Trustees' Regulations"), the MGCL and the Maryland Real Estate Investment Trusts Law (the "MD REIT Law"), and the rules of the NYSE. If the Reorganization is approved by the shareholders of the Trust and the Merger is consummated, the Corporation will be the surviving entity in the Merger, the separate existence of the Trust will terminate, each outstanding Trust Share will be converted into one share of Corporation Stock and the rights of stockholders will be governed by the Corporation's Articles of Incorporation and Bylaws, Maryland law, including the MGCL, and the rules of the NYSE. While a number of the Trust's current corporate governance provisions will be included in the Corporation's Articles of Incorporation and Bylaws and, therefore, will not be affected by the Reorganization and the consummation of the Merger, certain differences between the Trust's Declaration of Trust and Trustees' Regulations and the Corporation's Articles of Incorporation and Bylaws will result in certain material differences between the rights of shareholders of the Trust and the rights of stockholders of the Corporation. Accordingly, shareholders of the Trust should carefully consider the changes in their rights that will result from the approval of the Reorganization and the consummation of the Merger. See "Proposal 1 -- The Reorganization -- Certain Changes in the Rights of Shareholders Resulting from the Reorganization." The following table compares certain of the existing rights of shareholders of the Trust with those of stockholders of the Corporation, if the Reorganization is approved and the Merger is consummated.

      PROVISION                      TRUST                            CORPORATION
---------------------  ----------------------------------  ----------------------------------
Election of            Shareholders entitled to            Directors elected by a plurality
  Trustees/Directors   cumulative voting in the election   of the votes with each share being
                       of trustees, entitling each Trust   voted for as many individuals as
                       shareholder to as many votes in     there are directors to be elected
                       the election of trustees as shall   and for whose election the share
                       equal the number of Trust Shares    is entitled to vote.
                       owned by that shareholder
                       multiplied by the number of
                       trustees to be elected, and each
                       shareholder may cast all such
                       votes for a single candidate for
                       trustee or may distribute them
                       among two or more candidates as
                       that shareholder may determine.

      PROVISION                      TRUST                            CORPORATION
---------------------  ----------------------------------  ----------------------------------
Removal of             Trustees may be removed for cause   Directors may be removed from
  Trustees/Directors   by the unanimous vote of all        office only for cause and only by
                       trustees (except the one so to be   the affirmative vote of the
                       removed) and, with or without       holders of at least two-thirds of
                       cause, by the affirmative vote of   the combined voting power of all
                       holders of not less than            shares of capital stock entitled
                       two-thirds of the Trust Shares      to be cast in the election of
                       then outstanding, at a special      directors voting together as a
                       meeting of shareholders called for  single class.
                       the purpose of removing the
                       trustee.
Dividends              Trustees may declare and pay        Directors may declare dividends
                       dividends in cash, Trust Shares     payable in cash, property or stock
                       (whole or fractional), scrip or in  but may, in the Board of
                       kind out of Trust property and      Directors' sole discretion, before
                       make such distributions from any    payment of any dividends set aside
                       source as the trustees in their     such funds as a reserve fund for
                       discretion deem appropriate.        such purpose as the Board of
                                                           Directors determines to be in the
                                                           best interest of the Corporation.
                                                           Holders of excess stock, $0.0001
                                                           par value per share, of the
                                                           Corporation ("Excess Stock"), are
                                                           not entitled to receive dividends.
Voting by Unanimous    Any shareholders' action may be     Any stockholders' action may be
  Consent              effected by a written consent       effected by a written consent
                       signed by all the shareholders      signed by all stockholders
                       entitled to vote thereon.           entitled to vote thereon.
Amendment of           Any amendment to the Declaration    Any amendment to the Articles of
  Constitutional       of Trust requires approval of a     Incorporation requires approval of
  Documents            majority of the trustees and the    a majority of the directors and in
                       affirmative vote of the holders of  some cases two-thirds of the Board
                       not less than two-thirds of the     of Directors. Any amendment to
                       Trust Shares then outstanding;      certain provisions of the Articles
                       provided, however, that by          of Incorporation requires the
                       two-thirds vote of the Trustees,    affirmative vote of the holders of
                       the Declaration of Trust may be     not less than 80% of all of the
                       amended to the extent necessary to  votes entitled to be cast on the
                       meet the REIT requirements          matter. Any amendment to any other
                       pursuant to the Code. Trustees'     provision of the Articles of
                       Regulations may be amended only by  Incorporation requires the vote of
                       the trustees.                       a majority of the aggregate votes
                                                           entitled to be cast thereon.
                                                           Bylaws may be amended only by vote
                                                           of two-thirds of the Board of
                                                           Directors or by the affirmative
                                                           vote of not less than 80% of all
                                                           the votes entitled to be cast at a
                                                           meeting called for such purpose.
Voting on Other        The Declaration of Trust limits     Holders of voting stock may vote
  Matters              shareholders to take action only    on all matters provided for by the
                       on the election of trustees, the    MGCL.
                       amendment of the Declaration of
                       Trust, the termination of the
                       Trust and the calling of a
                       shareholders meeting.

      PROVISION                      TRUST                            CORPORATION
---------------------  ----------------------------------  ----------------------------------
Shareholders Rights    Special meetings of shareholders    A special meeting of stockholders
  to Call Special      may be called by the Managing       may be called by the President,
  Meeting              Trustee of the Trust or by any two  the Chief Executive Officer, the
                       trustees or, upon the written       Chairman of the Board, by a
                       request of shareholders holding     majority of the Board or on the
                       not less than 25% of the            written request of the
                       outstanding Trust Shares, by any    stockholders entitled to cast at
                       officer or trustee.                 least a majority of all the votes
                                                           entitled to be cast at the
                                                           meeting.
Share Ownership Limit  The Declaration of Trust            "Ownership Limit" of 9.8% of the
                       authorizes the Board of Trustees,   outstanding shares by any holder
                       when they are of the good faith     to assure against "closely held"
                       opinion that the direct or          REIT disqualification, unless
                       indirect ownership of Trust Shares  waived by Directors.
                       has or may become concentrated to
                       an extent which threatens the
                       Trust's REIT status, to call for
                       the redemption of such Trust
                       Shares or any number of such Trust
                       Shares.

See "Proposal 1 -- The Reorganization -- Certain Changes in the Rights of Shareholders Resulting from the Reorganization."

  Required Votes for Approval of the Reorganization.

     The proposal to approve and adopt the Reorganization must be approved by the affirmative vote of the holders of at least two-thirds of all the votes entitled to be cast at the Meeting. As of the date hereof, the trustees and officers of the Trust beneficially own 2.5% of the outstanding Trust Shares. The Trust's officers and trustees have indicated that they intend to vote all of the Trust Shares held by them in favor of the Reorganization.

  Interests of Certain Persons.

     As noted below under "Proposal 2--Election of Trustees," the trustees and officers of the Trust own approximately 2.5% of the outstanding Trust Shares. If the Reorganization is approved and the nominees for trustees are elected, those trustees and the officers of the Trust will become directors and officers, respectively, of the Corporation. The Corporation's Articles of Incorporation provide that the directors may be removed from office only for cause and only by the affirmative vote of the holders of at least two-thirds of the combined voting power of all shares of capital stock entitled to be cast in the election of directors voting together as a single class. Under the Declaration of Trust, trustees may be removed for cause by the unanimous vote of all trustees (except the one so to be removed) and, with or without cause, by the affirmative vote of holders of not less than two-thirds of the Trust Shares then outstanding, at a special meeting of shareholders called for the purpose of removing the trustee. The provisions in the Corporation's Articles of Incorporation may make it more difficult to remove a director from office.

  Material Federal Income Tax Consequences.

     Jaeckle Fleischmann & Mugel, LLP has delivered its opinion to the Trust that, on the basis of facts, representations and assumptions set forth in such opinion, that the Reorganization will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. Accordingly, (i) no gain or loss will be recognized by the Trust as a result of the Reorganization; and (ii) no gain or loss will be recognized by any shareholder of the Trust who receives Corporation Stock in exchange for Trust Shares. See "Proposal 1 -- Reorganization -- Federal Income Tax Matters."

     If certain detailed conditions imposed by the REIT provisions of the Code are met, entities such as the Trust that invest primarily in real estate and that otherwise would be treated for federal income tax purposes as corporations generally are not taxed at the corporate level on their "real estate investment trust taxable income" that is currently distributed to shareholders. This treatment substantially eliminates the "double taxation" on earnings (i.e., taxation at both the corporate and shareholder levels) that generally results from the use of corporations. Prior to the consummation of the Reorganization, the Trust has operated in a manner intended to allow it to qualify as a REIT. The Corporation intends to operate following the Reorganization in a manner so that the Corporation will continue to qualify as a REIT. See "Proposal 1 -- The Reorganization -- Federal Income Tax Matters."

ELECTION OF TRUSTEES

     Seven individuals have been nominated for election as trustees of the Trust to hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualify. If the Reorganization is approved and the Merger is consummated, the trustees of the Trust at the time of the consummation of the Merger will become the directors of the Corporation serving for the same terms with the Corporation as such persons are then serving with the Trust. See "Proposal 2 -- Election of Trustees."

RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Board of Trustees has approved the Reorganization, subject to shareholder approval, and believes that the Reorganization is in the best interests of the Trust and its shareholders. The Board of Trustees recommends that shareholders vote in favor of the Reorganization and the election of Trustees.

                        PROPOSAL 1 -- THE REORGANIZATION

PRINCIPAL REASONS FOR THE REORGANIZATION

     The Trust was organized in 1969 as a Maryland REIT primarily in order to take advantage of the tax treatment afforded to REITs under the Code. At that time, only unincorporated trusts and associations taxable as a corporation (i.e., business trusts) could qualify as REITs, and as such would be eligible for the tax benefits conferred by such status. However, as a result of certain subsequently effected amendments to the Code, corporations may now also qualify as a REIT. In more recent years, an increasing number of REITs have been incorporated as, or have been reorganized into, corporations (and, in particular, Maryland corporations) in order to take advantage of the more well-defined state corporation statutes which provide such REITs with a greater degree of certainty and flexibility in planning and implementing corporate action than would otherwise be available as a trust. The Board of Trustees believes that this greater degree of flexibility, together with the favorable perception of the Maryland corporation by the experienced REIT investor community and the other factors set forth below, combine to make the Reorganization desirable and in the best interests of the Trust and its shareholders.

     Certainty/Flexibility. In states such as Maryland, there is a modern, well-defined corporate statute as well as decisional case law interpreting such statute on which a corporation may rely in planning and implementing its activities. The existence of such a statute and case law allows a corporation to plan the legal aspects of its future activities with more certainty and flexibility than do the provisions of the Declaration of Trust and MD REIT Law currently applicable to the Trust. A modern corporate charter also allows corporations to determine and change business strategies on an ongoing basis as circumstances warrant, whereas such flexibility is, at times, unavailable to trusts which may be restricted by the more specific provisions of their governing instruments.

     Investor Perception. Corporations are far more numerous than trusts and are more familiar to the investor community. Additionally, in the specific context of REITs, Maryland corporations are often perceived by the experienced investor community as conferring the most beneficial framework within which REITs may operate and develop. This familiarity and favorable perception is considered by the Board of Trustees as likely to enhance the liquidity and marketability of the Trust, providing potentially greater access to capital and real estate markets.

     Protections Afforded by Maryland Law Against Hostile/Unsolicited Takeovers. The Trust and the Corporation are both subject to certain provisions of the MGCL which are designed to deter hostile or unsolicited takeover attempts of Maryland corporations or Maryland REITs and to encourage potential acquirors to negotiate directly with the management of a Maryland corporation or a Maryland REIT. See "Certain Changes in the Rights of Shareholders Resulting from the Reorganization -- Shareholder Approval of Certain Business Combination Transactions." The Board of Trustees believes that the reorganization of the Trust into a Maryland corporation will allow the Board of Directors of the Corporation to continue to avail itself of these provisions of the MGCL and, as with the Trust, will provide the Corporation with a certain amount of flexibility in the face of any future takeover attempts by encouraging the potential acquiror to negotiate directly with the Corporation's management.

     Unsolicited or hostile takeover attempts are frequently structured in ways that may not be in the best interests of all shareholders. Although a takeover attempt may be made at a price substantially above the then current market prices for a target company's shares, such offers are sometimes made for less than all of the outstanding shares of the target company. As a result, shareholders may be presented with the alternative of either partially liquidating their investment at a time which may be disadvantageous or retaining their investment as minority shareholders in an enterprise which is controlled by persons whose objectives may be different from those of the remaining minority shareholders. A takeover attempt may also take the form of a two-tiered offer in which cash is offered for a portion of the target company's outstanding shares and thereafter securities that are or may be worth less than the cash portion are offered for the remaining shares. Furthermore, hostile takeover attempts are sometimes timed and designed to foreclose or minimize the possibility of more favorable competing bids which frequently may result in shareholders losing the opportunity to receive and consider alternative and possibly more attractive proposals. On the other hand, transactions approved by a target company's board of directors can be more carefully planned and undertaken at an opportune time in order to obtain maximum value for the company and all of its shareholders.

     The Board of Trustees recognizes that takeover attempts which have not been negotiated with and approved by a target company's board of directors or other managerial body do not always have the unfavorable consequences or effects described above. However, the Board of Trustees believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that the protections afforded by the MGCL against hostile or unsolicited takeover attempts are in the best interests of the Trust and its shareholders.

     Other Considerations. In addition to the foregoing, there are certain other factors that have caused the Board of Trustees to view a Maryland corporation as a desirable organization into which the Trust should be reorganized. In particular, the effectiveness of the so-called "Excess Share" provision (intended to preserve REIT status), has been specifically upheld in the context of a REIT organized under Maryland law, and a similar provision is contained in the Corporation's Articles of Incorporation. Additionally, in contrast to the Trust's Declaration of Trust, the Corporation's Articles of Incorporation contain modern and specific provisions concerning shareholdings and shareholder reporting, all designed to further protect the Corporation's REIT status.

TERMS OF THE REORGANIZATION


     The Agreement and Plan of Merger dated April 23, 1997 by and between the Trust and the Corporation (the "Merger Agreement"), is set forth in its entirety as Appendix A to this Proxy Statement/Prospectus. The information set forth below is only a summary of its principal provisions and is qualified in its entirety by Appendix A.


     The Reorganization will be effected through the Merger of the Trust with and into the Corporation, pursuant to which the Corporation will be the surviving entity in the Merger, the separate existence of the Trust will terminate, each outstanding Trust Share will be converted into one share of Corporation Stock and the shares of Corporation Stock held by the Trust will be cancelled and retired and will cease to exist. At the effective time of the Merger, all properties, assets, liabilities and obligations of the Trust will become properties, assets, liabilities and obligations of the Corporation. For federal income tax and financial reporting purposes, the Corporation will be considered to be the same entity as the Trust.

     The Merger will become effective upon the filing of the Articles of Merger with the appropriate state agencies, including, without limitation, the State Department of Assessments and Taxation of the State of Maryland. The Trust anticipates that the Merger will become effective as promptly as practicable following shareholder approval of the Reorganization at the Meeting.

     Upon consummation of the Merger, the Corporation and its stockholders will be governed by the Corporation's Articles of Incorporation and Bylaws, which will include a number of provisions which are not currently in the Declaration of Trust. See "-- Certain Changes in the Rights of Shareholders Resulting from the Reorganization." These provisions of the Articles of Incorporation and Bylaws of the Corporation, together with certain provisions of the MGCL, may have certain anti-takeover effects. A copy of the proposed Articles of Incorporation and Bylaws of the Corporation are set forth in their entirety as Appendices B and C, respectively.

     On the effective date of the Merger, each of the persons then serving as trustees and officers of the Trust will be directors and officers, respectively, of the Corporation. For information concerning the trustees and officers of the Trust, see "Proposal 2 -- Election of Trustees."

     If the Reorganization is approved and the Merger is consummated, the Trust and the Corporation will take such action as may be necessary to provide that all rights of participants in the Trust's Stock Option Plans to receive grants of options and to exercise options and stock appreciation rights granted thereunder in respect of Trust Shares will become substantially identical rights to receive grants of options and to exercise options and stock appreciation rights in respect of Corporation Stock on substantially identical terms and conditions as shares set forth in the Trust's Stock Option Plans.

     At the effective time of the Merger, it is anticipated that the listing of the Trust Shares on the NYSE will be terminated. The Corporation Stock will thereafter continue to be listed on the NYSE in accordance with the applicable rules of the NYSE.

     At the effective date of the Merger, each certificate representing Trust Shares will be deemed for all purposes to evidence the same number of shares of Corporation Stock. The issued shares of Corporation Stock will not be converted or exchanged in any manner, but each Trust Share which is issued at the effective time of the Merger will represent one issued share of Corporation Stock.

     The expenses associated with the Reorganization of the Trust into the Corporation pursuant to the Merger (currently estimated to be approximately $200,000) will be borne by the Trust.

CERTAIN CHANGES IN THE RIGHTS OF SHAREHOLDERS RESULTING FROM THE REORGANIZATION

     The rights of shareholders of the Trust are currently governed by the Trust's Declaration of Trust, the Trustees' Regulations, Maryland law, including the MD REIT Law, and the rules of the NYSE. If the Reorganization is approved by the shareholders of the Trust and the Merger is consummated, the Corporation will be the surviving entity in the Merger, the separate existence of the Trust will terminate, each outstanding Trust Share will be converted into one share of Corporation Stock and the rights of stockholders will be governed by the Corporation's Articles of Incorporation, the Corporation's Bylaws, Maryland law, including the MGCL, and the rules of the NYSE. While a number of the Trust's current corporate governance provisions will be included in the Corporation's Articles of Incorporation and Bylaws and, therefore, will not be affected by the approval of the Reorganization and the consummation of the Merger, certain differences between the Trust's Declaration of Trust and Trustees' Regulations and the Corporation's Articles of Incorporation and Bylaws will result in certain material differences between the rights of shareholders of the Trust and the rights of stockholders of the Corporation. Accordingly, shareholders of the Trust should carefully consider the changes in their rights that will result from the approval of the Reorganization and the consummation of the Merger.

     Set forth below are descriptions of the principal material differences in this respect. The descriptions do not, however, purport to be complete and are qualified in their entirety by reference to the Declaration of Trust and Trustees' Regulations of the Trust, copies of which are exhibits to the Registration Statement of which this Proxy Statement/Prospectus forms a part, and the Articles of Incorporation and the Bylaws of the Corporation, copies of which are attached hereto as Appendices B and C, respectively.


     General/Authorized Shares. The Trust was organized as a REIT under the laws of the State of Maryland pursuant to the Declaration of Trust originally dated June 15, 1969. The Corporation was organized on April 4, 1997 by the Trust to acquire and succeed to, and to continue the business of, the Trust upon the consummation of the Merger of the Trust with and into the Corporation and has had no activities to date other than those incident to the Reorganization.


     Under the Declaration of Trust, the Trust is authorized to issue up to 20,000,000 Trust Shares. In addition, the trustees have the power to classify or reclassify any unissued Trust Shares from time to time by setting or changing the preference, conversion or other rights, voting powers, restrictions, limitation as to dividends, qualifications, or terms or conditions of redemption of the shares.

     Under its Articles of Incorporation, the Corporation has authority to issue up to 100,000,000 shares of capital stock, consisting of 70,000,000 shares of Corporation Stock and 30,000,000 shares of Excess Stock. Subject to the provisions of the Articles of Incorporation regarding Excess Stock, all shares of Corporation Stock will have equal dividend, distribution, liquidation and other rights, and will have no preference or exchange rights. Holders of Corporation Stock have no conversion, sinking fund or redemption rights, or preemptive rights to subscribe for any securities of the Corporation. The Board of Directors of the Corporation generally will have the power to issue such shares of Corporation Stock without stockholder approval. Other than the 200 shares of Corporation Stock owned by the Trust which will be cancelled in the Merger, there are currently no shares of any class of capital stock of the Corporation issued or outstanding. The Articles of Incorporation authorize the Board of Directors to classify any unissued shares of the capital stock of the Corporation and to reclassify any previously classified but unissued shares of such capital stock from time to time, in one or more series of preferred stock or capital stock issued from time to time, as authorized by the Board of Directors. Prior to the issuance of shares of each series, the Board of Directors is required by the MGCL and the Articles of Incorporation to set for each series, subject to the provisions of the Articles of Incorporation regarding Excess Stock, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption, as permitted by Maryland law. Such rights, powers, restrictions and limitations could include the right to receive specified dividend payments and payments on liquidation prior to any such payments being made to the holders of the shares of Corporation Stock. The Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change of control of the Corporation that might involve a premium price for holders of shares of Corporation Stock over the then market price of such shares or otherwise be in the best interests of such stockholders.

     Since the MGCL requires that the Articles of Incorporation fix the maximum number of shares that are authorized for issuance by the Board of Directors without further amendment by the stockholders of the Corporation, the authorized capital of the Corporation authorizes a significantly greater number of shares than will be issued upon the Merger in order to anticipate current and future needs for acquisitions, financings, employee benefit plans, stock dividends and splits and for other corporate purposes. In the event of an unsolicited tender offer or takeover proposal, the increased number of authorized shares could give the Board of Directors of the Corporation a greater ability to issue shares in one or more transactions which might impede or deter such offer or proposal. Similarly, shares of preferred stock could also be issued in a manner or with such terms, provisions and rights including, but not limited to, extraordinary voting, dividend, redemption or conversion rights which could make more difficult, and therefore less likely, a takeover of the Corporation.

     The transfer agent and registrar for the Corporation Stock will be Harris Trust and Savings Bank, the Trust's current transfer agent.

     Dividends. Trustees of the Trust may declare and pay dividends in cash, Trust Shares (whole or fractional), scrip or in kind out of Trust property and make such distributions from any source as the trustees in their discretion deem appropriate, including, but not limited to, amounts sufficient, in the trustees' opinion, to enable the Trust to reduce or eliminate any liability of the Trust for federal income tax in respect to any fiscal year. Each distribution in cash or property will be accompanied by a written communication advising whether the cash or property so distributed will be treated, in the hands of the shareholders, as capital gains, ordinary income or return of capital for federal income tax purposes; provided, however, that in case there is any doubt as to such treatment, such communication may so state, in which event the shareholders will be advised as to such treatment not later than sixty days after the close of the fiscal year in which the distribution was made.

     Directors of the Corporation may declare dividends payable in cash, property or stock but may, in the Board of Directors' sole discretion, before payment of any dividends set aside such funds as a reserve fund for such purpose as the Board of Directors determines to be in the best interest of the Corporation. Holders of Excess Stock are not entitled to receive dividends. After provisions with respect to preferential dividends on any then outstanding classes of preferred stock, if any, fixed by the Board of Directors pursuant to the Articles of Incorporation have been satisfied, and after satisfaction of any other requirements, if any, including with respect to redemption rights and preferences, of any such classes of preferred stock, then and thereafter the holders of Corporation Stock will be entitled to receive, pro rata in relation to the number of shares of Corporation Stock held by them, such dividends or other distributions as may be declared from time to time, by the Board of Directors out of funds legally available therefor.

     Ownership Limitation. For an entity to qualify as a REIT under the Code, among other things, not more than 50% in value of its outstanding capital shares may be owned, directly or indirectly, by five or fewer individuals (defined in the Code to include certain entities) during the last half of a taxable year (other than the first year) (the "Five or Fewer Requirement"), and such shares must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months (other than the first year) or during a proportionate part of a shorter taxable year. Pursuant to the Code, stock held by most entities, such as, generally, tax-exempt pension trusts qualifying under Section 401(a) of the Code (subject to certain limited exceptions), United States investment companies registered under the Investment Company Act of 1940, partnerships, trusts and corporations, will be attributed to the beneficial owners (or, as the case may be, beneficiaries) of such entities for purposes of the Five or Fewer Requirement (i.e., the beneficial owners or beneficiaries of such entities will be deemed to own their respective proportionate interests, as specifically determined, in the stock of the REIT).

     In order to protect the Trust against the risk of losing its REIT status due to a concentration of ownership among its shareholders, the Declaration of Trust authorizes the Board of Trustees, at any time, when they are of the good faith opinion that the direct or indirect ownership of Trust Shares has or may become concentrated to an extent which is contrary to the requirements of section 856(a)(6) of the Code (concerning the Trust's REIT status), by any means equitable to the trustees, to call for the redemption of such Trust Shares or any number of such Trust Shares to maintain or bring the direct or indirect ownership of Trust Shares into conformity with the requirements of Section 856(a)(6) of the Code. The redemption price shall be determined in good faith by the trustees. From and after the date fixed for redemption by the trustees, the holder of any Trust Shares so called for redemption will cease to be entitled to dividends, voting rights and other benefits with respect to such Trust Shares excepting only the right to payment of the redemption price fixed by the Trustees. Trust Shares redeemed in accordance with the Declaration of Trust will be cancelled. To the extent that any redemption results in authorized but unissued Trust Shares, the trustees may issue the authorized but unissued Trust Shares in accordance with the provisions of the Declaration of Trust, except that the trustees are not required to issue the Trust Shares ratably if such issuance would result in a concentration of Trust Shares contrary to the provisions of Section 856(a)(6) of the Code. The ownership restrictions contained in the Declaration of Trust may have the effect of precluding acquisition of control of the Trust.

     In order to protect the Corporation against the risk of losing its REIT status due to a concentration of ownership among its stockholders, the Articles of Incorporation contain an Excess Stock provision, which provides that no person shall acquire beneficial or constructive ownership exceeding 9.8% in value or number of the capital stock of the Corporation, excluding Excess Stock, whichever is more restrictive (the "Ownership Limit"). Shares of the capital stock owned by a person in excess of the Ownership Limit shall be deemed Excess Stock.

     Any transfer of shares of capital stock or any security convertible into shares of capital stock that would create a direct or indirect ownership of shares of capital stock in excess of the Ownership Limit or that would result in the disqualification of the Corporation as a REIT shall be null and void, and the intended transferee will acquire no rights to the shares of capital stock. The foregoing restrictions on transferability and ownership will not apply if the Board of Directors determines that it is no longer in the best interests of the Corporation to attempt to qualify, or to continue to qualify, as a REIT. The Board of Directors may, in its sole discretion, waive the Ownership Limit upon receipt of a ruling by the Internal Revenue Service (the "IRS") or an opinion of counsel or other evidence satisfactory to the Board of Directors and upon at least 15 days' written notice of the proposed transfer which would result in the ownership of stock in excess of the Ownership Limit and upon such other conditions as the Board of Directors may direct.

     Shares of capital stock owned, or deemed to be owned, or transferred to a stockholder in excess of the Ownership Limit will automatically be converted into shares of Excess Stock that will be transferred, by operation of law, to the Corporation as trustee of a trust for the exclusive benefit of the transferees to whom such shares of capital stock may be ultimately transferred without violating the Ownership Limit. While the Excess Stock is held in trust, it will not be entitled to vote and except upon liquidation it will not be entitled to participate in dividends or other distributions. Any distribution paid to a proposed transferee of Excess Stock prior to the discovery by the Corporation that capital stock has been transferred in violation of the provision of the Corporation's Articles of Incorporation will be repaid to the Corporation upon demand. The Excess Stock is not treasury stock, but rather constitutes a separate class of issued and outstanding stock of the Corporation. The original transferee may, at any time the Excess Stock is held by the Corporation in trust, transfer the interest in the trust representing the Excess Stock to any person whose ownership of shares of Corporation Stock exchanged for such Excess Stock would be permitted under the Ownership Limit, at a price not in excess of (i) the price paid by the original transferee for the shares of Corporation Stock that were exchanged into Excess Stock; or (ii) if the original transferee did not give value for such shares (i.e., the shares were received through a gift, devise or other transaction), the last reported sales price on the NYSE for the class of stock from which such shares of Excess Stock were converted on the trading day immediately preceding such sale or gift or, if not then traded on the NYSE, the last reported sales price of such stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which such stock is traded, or if not so traded, then the market price of such stock on the relevant date as determined in good faith by the Board of Directors (the "Market Price"). Immediately upon the transfer to the permitted transferee, the Excess Stock will automatically be converted back into shares of Corporation Stock from which it was converted.

     In addition, the Corporation will have the right, for a period of 90 days after the later of (i) the date of the transfer or attempted transfer; or (ii) the date the Board of Directors determines in good faith that a transfer occurred if the Corporation receives no notice of the transfer as required by the Articles of Incorporation, to redeem any of the Excess Stock from the original transferee at a price per share equal to the lesser of (x) the price initially paid for such shares by the original transferee in the transaction that created such violation or attempted violation, or if the original transferee did not give value for such shares (i.e., the shares were received through a gift, devise or other transaction), the Market Price; or (y) the Market Price of the stock to which such shares of Excess Stock relate on the date the Corporation, or its designee, gives notice of such redemption.

     These restrictions will not preclude the settlement of a transaction entered into through the facilities of any interdealer quotation system or national securities exchange upon which shares of stock of the Corporation are traded. Notwithstanding the previous sentence, certain transactions may be settled by providing Excess Stock pursuant to the Articles of Incorporation. The fact that the settlement of any transaction is permitted shall not negate the effect of any other aspect of the Excess Stock provisions, and any transferee in such a transaction and the shares so transferred will be subject to all of the other provisions and limitations contained in the Excess Stock provisions. Each stockholder will upon demand be required to disclose to the Corporation in writing any information with respect to the direct, indirect and constructive ownership of capital stock as the Board of Directors deems necessary to comply with the provisions of the Code applicable to REITs, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

     The ownership restrictions contained in the Articles of Incorporation may have the effect of precluding acquisitions of control of the Corporation unless the Board of Directors determines that maintenance of REIT status is no longer in the best interests of the Corporation.

     Meetings of Stockholders. The Declaration of Trust and Trustees' Regulations provide for an annual meeting of shareholders to be held each year at the principal office of the Trust at such place and at such time as the trustees may determine. Special meetings of shareholders may be called by the Managing Trustee or by any two trustees, or, upon the written request of shareholders holding not less than 25% of the outstanding Trust Shares, by any officer or trustee.

     The Bylaws of the Corporation provide for annual meetings of stockholders to be held at such time on such day as shall be set by the Board of Directors. Special meetings of stockholders may be called by (i) the Chairman of the Board, the Chief Executive Officer or the President; (ii) a majority of the Board of Directors; or (iii) stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.

     Advance Notice of Stockholder Proposals and Director Nominations. Neither the Declaration of Trust nor the Trustees' Regulations contain any provisions allowing or detailing the process for a shareholder to propose business to be considered at an annual meeting or for the nomination of trustees.

     The Corporation's Bylaws, in contrast, contain detailed provisions concerning stockholder nominations and stockholder business. Pursuant to the Bylaws, in order to have a stockholder proposal or director nomination considered at an annual meeting of stockholders, stockholders are generally required to deliver certain information concerning themselves and their stockholder proposal or director nomination not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting (the "Anniversary Date"); provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the Anniversary Date, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Failure to comply with such timing and informational requirements will result in such proposal or director nomination not being considered at the annual meeting. The purpose of requiring stockholders to give the Corporation advance notice of nominations and other business, and certain information relating thereto, is to ensure that the Corporation and its stockholders have sufficient time and information to consider any matters that are proposed to be voted on at an annual meeting, thus promoting orderly and informed stockholder voting. Such Bylaw provisions could have the effect of precluding a contest for the election of directors or the stockholder proposals if the proper procedures are not followed, and of delaying or deferring a third party from conducting a solicitation of proxies to elect its own slate of directors or to have its own proposals approved.

     Action by Consent of Stockholders. Although the Declaration of Trust is silent on the issue of action by consent of shareholders, the MGCL provides that any action required or permitted to be taken by shareholders of the Trust may be effected by a consent in writing signed by the holders of all of the outstanding Trust Shares entitled to vote on the matter. The Company's Articles of Incorporation specifically provide that any action required or permitted to be taken by stockholders of a corporation may be effected by a consent in writing signed by the holders of all of the outstanding shares of Corporation Stock entitled to vote on such action at a meeting of stockholders, if such written consent is accompanied by a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at such meeting.

     Board of Trustees of the Trust Compared to Board of Directors of the Corporation. The Declaration of Trust provides that the number of trustees shall generally be established by the trustees provided that there shall be no less than three and no more than twelve trustees. Pursuant to the Declaration of Trust, a trustee may be removed for cause by the unanimous vote of all trustees (except the one so to be removed) and, with or without cause, by the affirmative vote of holders of not less than two-thirds of the Trust Shares then outstanding, at a special meeting of shareholders called for the purpose of removing the trustee. Vacancies in the office of a trustee may be filled by a written appointment signed by a majority of the trustees then in office. Trustees are elected for one year terms.

     The Corporation's Articles of Incorporation provide that the number of directors of the Corporation initially shall be seven, which number may thereafter be increased or decreased from time to time by the directors pursuant to the Corporation's Bylaws; provided, however, that the total number of directors shall not be fewer than three, unless there are less than three stockholders, nor greater than fifteen. The directors of the Corporation will serve one-year terms.

     The Articles of Incorporation of the Corporation also provide that any director may be removed from office only with cause and only by the affirmative vote of the holders of at least two-thirds of the combined voting power of all shares of capital stock entitled to be cast in the election of directors voting together as a single class. The Articles of Incorporation additionally provide that any vacancy occurring on the Board of Directors shall be filled by the affirmative vote of a majority of the remaining directors, except that a vacancy resulting from an increase in the number of directors will be filled by a majority of the entire Board of Directors. By the vote required to elect a director, the stockholders may fill any vacancy on the Board of Directors resulting from the removal of a director.

     The provisions of the Articles of Incorporation relating to the removal of directors and the filling of vacancies on the Board of Directors could preclude a third party from removing incumbent directors without cause and simultaneously gaining control of the Board of Directors by filling, with its own nominees, the vacancies created by such removal. These provisions also limit the power of stockholders generally, even those with a majority interest in the Corporation, to remove incumbent directors and to fill vacancies on the Board of Directors without the support of the incumbent directors.

     Amendment of Constitutional Documents of the Trust and the Corporation. Any amendment to the Declaration of Trust requires approval of a majority of the trustees and the affirmative vote of the holders of not less than two-thirds of the Trust Shares then outstanding; provided, however, that by two-thirds vote of the Trustees, the Declaration of Trust may be amended to the extent necessary to meet the REIT requirements pursuant to the Code. The Trustees' Regulations may be amended only by the trustees.

     Under the Corporation's Articles of Incorporation, the affirmative vote of a majority of the Board of Directors and the affirmative vote of the holders of not less than a majority of the aggregate votes entitled to be cast thereon (considered for this purpose as a single class) are required to amend the provisions of the Articles of Incorporation; provided, however, that any amendment inconsistent with the provisions governing (i) the Board of Directors;
(ii) the indemnification of agents and limitation of liability of officers and directors; and (iii) the amendment of the Articles of Incorporation, will be effective only if it is also advised by at least two-thirds of the Board of Directors. Furthermore, in addition to any vote required by the terms of the then outstanding preferred stock, approval by the affirmative vote of the holders of not less than 80% of all the votes entitled to be cast on the matter is required to (i) amend any provision of the Articles of Incorporation that would, in the determination of the Board of Directors, cause the Corporation not to qualify as a REIT under the Code; (ii) amend those provisions (a) governing amendments to the Bylaws, (b) concerning the indemnification of agents and limitation of liability of officers and directors and (c) governing amendments to the Articles of Incorporation; and (iii) add a provision imposing cumulative voting in the election of directors.

     The Bylaws may be amended (i) by the stockholders by the affirmative vote of not less than 80% of all of the votes entitled to be cast at any meeting called for that purpose (notice of such purpose having been given); or (ii) by vote of two-thirds of the Board of Directors at a meeting held in accordance with the provisions of the Bylaws.

     These provisions could make it more difficult for stockholders of the Corporation to amend the Corporation's Articles of Incorporation and Bylaws.

     Consolidation, Merger or Sale of Assets. The Declaration of Trust does not require shareholder approval of any sale, exchange or other disposition of the assets of the Trust. However, pursuant to the MD REIT Law, any merger of the Trust pursuant to which the Trust is terminated, requires the approval of the holders of two-thirds of all the votes entitled to be cast on the matter and approval of the Board of Trustees.

     The MGCL generally provides that the Board of Directors of a Maryland corporation must approve a consolidation, merger, share exchange or transfer of all or substantially all of the Corporation's assets not in the ordinary course of business and that the stockholders thereafter must approve such consolidation, merger, share exchange or transfer of assets by a vote of two-thirds of all the votes entitled to be cast on the matter at a meeting of the stockholders, except that the articles of incorporation may provide for a greater or lesser percentage vote, but not less than a majority of all the votes entitled to be cast on the matter. The Corporation's Articles of Incorporation provide that any consolidation, merger, share exchange or transfer of all or substantially all of the assets must first be approved by the affirmative vote of at least two-thirds of the Board of Directors of the Corporation and thereafter must be approved by a vote of a majority of all the votes entitled to be cast on such matter at a meeting of the stockholders.

     These provisions could make it difficult for the Corporation to enter into any consolidation, merger or sale of assets as described above.

     Dissolution/Termination. The Trust's Declaration of Trust provides that the Trust may be terminated by the approval of a majority of trustees and affirmative vote of the holders of not less than two-thirds of the Trust Shares then outstanding at a meeting of shareholders called for that purpose.

     Similarly, the MGCL generally permits the dissolution of a corporation if approved (i) first by the affirmative vote of a majority of the entire Board of Directors declaring such dissolution to be advisable and directing that the proposed dissolution be submitted for consideration at an annual or special meeting of stockholders; and (ii) upon proper notice being given as to the purpose of the meeting, then by the stockholders of the corporation by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

     Limitations on Dissenters' Appraisal Rights. Generally, so long as the Trust Shares or the shares of Corporation Stock are listed on a national stock exchange, holders of such shares who dissent from certain corporate transactions have no right under the MGCL to an appraisal and payment of the fair value of their shares, except to the limited extent set forth below. Absent such listing, as a general matter, the MGCL provides that a dissenting stockholder of a Maryland corporation has the right to demand and receive the fair value of such holder's stock, subject to complying with specified procedures, if the corporation consolidates or merges with or exchanges its shares for shares of another corporation, or sells substantially all of its assets, or amends its charter in a way that alters the contract rights expressly set forth in the charter of any outstanding stock and substantially adversely affects the stockholder's rights (unless the corporation reserves the right to make such an amendment in its Articles of Incorporation, in which event stockholders will not be entitled to exercise dissenters' rights in connection with any such amendment). Because the Corporation has reserved the right to amend its Articles of Incorporation in a way which alters the contract rights of holders of any outstanding capital stock, stockholders will not be entitled to exercise dissenter's rights in connection with any such amendment.

     Shareholder Approval of Certain Business Combination Transactions. Under the MGCL, the sale, lease, exchange or transfer of all or substantially all of the assets of a corporation not in the ordinary course of the business conducted by it, as well as any merger, consolidation or share exchange, requires approval by holders of two-thirds of the shares of the corporation entitled to vote on such matter. Similarly, the MD REIT Law, which applies to the Trust, requires the approval of two-thirds of all the votes entitled to be cast of a trust to approve a merger. The foregoing voting requirements may be increased or reduced (but not to less than a majority) by a trust's declaration or a corporation's articles of incorporation.

     Under the MGCL, certain business combinations, including a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance of reclassification of equity securities, between a Maryland corporation or REIT and an interested shareholder who beneficially owns 10% or more of the voting power of the corporation's shares or an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation or an affiliate thereof are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. Thereafter, any such business combination must be recommended by the board of directors of the corporation or board of trustees of the REIT and approved by the affirmative vote of at least
(i) 80% of the votes entitled to be cast by holders of outstanding voting shares of the corporation or REIT and (ii) two-thirds of the votes entitled to be cast by holders of outstanding voting shares of the corporation or REIT other than shares held by the interested shareholder with whom (or with whose affiliate) the business combination is to be effected, unless, among other conditions, the corporation's or REIT's shareholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the board of directors of the corporation or board of trustees of the REIT prior to the time that the interested shareholder becomes an interested shareholder. Both the Trust and the Corporation are subject to these provisions of the MGCL.

     Control Share Acquisitions. The MGCL provides that "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock owned by the acquiror or by officers or directors who are employees of the corporation. "Control shares" are voting shares of stock which, if aggregated with all other such shares of stock previously acquired by the acquiror, or in respect of which the acquiror is able to exercise or direct the exercise of voting power except solely by virtue of a revocable proxy, would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-fifth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A "control share acquisition" means the acquisition of control shares, subject to certain exceptions.

     A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and delivery of an "acquiring person statement"), may compel the corporation's board of directors to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

     Unless the charter or bylaws provide otherwise, if voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement within ten days following a control share acquisition then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition or of any meeting of shareholders at which the voting rights of such shares are considered and not approved. Moreover, unless the charter or bylaws provide otherwise, if voting rights for control shares are approved at a shareholders' meeting and the acquiror becomes entitled to exercise or direct the exercise of a majority or more of all voting power other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

     The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, or to acquisitions approved or exempted by the charter or bylaws of the corporation. Shareholders of the Trust and stockholders of the Corporation are subject to the terms of the control share acquisition statute.

     Limitation of Liability and Indemnification of Trustees and Directors. Stockholders and directors of a corporation are generally not responsible for its debts and obligations. Similarly, under the MD REIT Law, shareholders and trustees of a REIT generally are not responsible for its debts or obligations. Both the Trust's Declaration of Trust and the Corporation's Articles of Incorporation contain provisions authorizing the Trust and the Corporation, respectively, to indemnify and hold harmless, to the fullest extent permitted by Maryland law, trustees and officers, or directors and officers, respectively, involved in an action, suit or proceeding.

     Section 2-418 of the MGCL (the "Indemnification Statute"), the law of the state in which both the Trust and the Corporation are organized, empowers a trust or a corporation, subject to certain limitations, to indemnify its officers, trustees and directors against expenses, including attorneys' fees, judgments, penalties, fines, settlements and expenses, actually and reasonably incurred by them in any suit or proceeding to which they are parties unless the act or omission of the trustee was material to the matter giving rise to the proceeding and was committed in bad faith, or was the result of active and deliberate dishonesty, or the trustee or director received an improper personal benefit or, with respect to a criminal action or proceeding, the trustee or director had no reasonable cause to believe their conduct was unlawful.

     The Trust and the Corporation have entered into an indemnification agreement (the "Indemnification Agreement") with each of its trustees or directors, and officers, and the Board of Trustees and Board of Directors have authorized the Trust and the Corporation, respectively, to enter into an Indemnification Agreement with each of the future trustees or directors, and officers. The Indemnification Statute permits a corporation to indemnify its trustees, directors and officers. However, the protection that is specifically afforded by the Indemnification Statute authorizes other arrangements for indemnification of trustees, directors and officers, including insurance. The Board of Trustees has approved and the shareholders have ratified the Indemnification Agreement, which is intended to provide indemnification to the maximum extent allowable by, or not in violation of, or offensive to, any law of the State of Maryland.

     The Indemnification Agreement provides that the Trust or the Corporation shall indemnify a trustee or officer (or director in the case of the Corporation) who is a party to the agreement (the "Indemnitee") if he or she was or is a party to or otherwise involved in any proceeding by reason of the fact that he or she was or is a trustee or officer of the Trust or a director or officer of the Corporation, or was or is serving at its request in a certain capacity of another entity, against losses incurred in connection with the defense or settlement of such proceeding. This indemnification shall be provided to the fullest extent permitted by Maryland law. Pursuant to the Indemnification Statute, indemnification is not available to the Indemnitee who pays any amount in settlement of a proceeding without the Trust's or Corporation's written consent.

     It is the position of the SEC that indemnification of the trustees, directors and officers for liabilities arising under the Securities Act is against public policy and is unenforceable pursuant to Section 14 of the Securities Act.

     Inspection Rights. The Declaration of Trust provides that shareholders of record are entitled to inspect the books of account of the Trust and the share register during normal business hours under such reasonable conditions as may be established by the trustees.

     Under the MGCL, the Corporation's stockholders have the right to inspect and copy during usual business hours the Bylaws, minutes of the proceedings of stockholders, annual statements of affairs and voting trust agreements on file at the Corporation's principal offices. In addition, any stockholder may request in writing a statement of all stock and securities issued by the Corporation during a specified period of not more than twelve months before the date of such request. The MGCL also provides additional inspection rights for stockholders who individually or together are and for at least six months have been stockholders of record of at least 5% of the outstanding stock of any class of the Corporation. These rights include (i) the right upon written request to inspect and copy during usual business hours the Corporation's books of account and its stock ledger; (ii) the right to require the Corporation to produce a statement of affairs verified under oath by an officer that sets forth in reasonable detail the Corporation's assets and liabilities of a reasonably current date; and (iii) if the Corporation does not maintain the original or duplicate stock ledger at its principal office, the right to obtain from the Corporation a list of stockholders setting forth the name and address of each stockholder and the number of shares of each class that the stockholder holds, verified under oath by an officer of the Corporation or its transfer agent or registrar.

FEDERAL INCOME TAX MATTERS

     Taxation of the Corporation. The Trust believes it has operated, and the Trust (and, subsequent to the Merger, the Corporation) intends to continue to operate, in such a manner as to qualify as a REIT under the Code, but no assurance can be given that it will at all times so qualify.

     The provisions of the Code pertaining to REITs are highly technical and complex. The following is a brief and general summary of certain provisions that currently govern the federal income tax treatment of the Trust and its shareholders and that will equally be applicable to the Corporation and its stockholders. For the particular provisions that govern the federal income tax treatment of a REIT and its shareholders, reference is made to Section 856 through 860 of the Code and the regulations thereunder. The following summary is qualified in its entirety by such reference.

     Under the Code, if certain requirements are met in a taxable year, a REIT generally will not be subject to federal income tax with respect to income that it distributes to its shareholders. If the Trust (or the Corporation) fails to qualify during any taxable year as a REIT, unless certain relief provisions are available, it will be subject to tax (including any applicable alternative minimum tax) on its taxable income at regular corporate rates, which could have a material adverse effect upon its shareholders.

     In any year in which the Corporation qualifies to be taxed as a REIT, distributions made to its stockholders out of current or accumulated earnings and profits will be taxed to stockholders as ordinary income except that distributions of net capital gains designated by the Corporation as capital gain dividends will be taxed as long-term capital gain income to the stockholders. To the extent that distributions exceed current or accumulated earnings and profits, they will constitute a return of capital, rather than dividend or capital gain income, and will reduce the basis for the stockholder's securities with respect to which the distribution is paid or, to the extent that they exceed such basis, will be taxed in the same manner as gain from the sale of those securities.

     Federal Income Tax Consequences of the Reorganization. The Board of Trustees intends the Merger to qualify as a "reorganization" within the meaning of the Code, which will result in no recognition of gain or loss to the Trust or to the Corporation or to the shareholders of the Trust. The basis of each shareholder's shares of Corporation Stock received in exchange for Trust Shares, and the holding period for such shares of Corporation Stock, will be the same as such shareholder's basis in, and holding period for, the shareholder's Trust Shares. The basis and holding period for the properties of the Trust acquired by the Corporation upon the consummation of the Merger will be the same in the hands of the Corporation as they were in the hands of the Trust. The Merger will not adversely affect the ability of the Corporation to continue to qualify as a REIT under the Code.

     As a condition to the consummation of the Merger, Jaeckle Fleischmann & Mugel, LLP, as counsel to the Trust and to the Corporation, will render an opinion to the Trust and to the Corporation to the effect that the Merger will qualify as a "reorganization" within the meaning of the Code and that for federal income tax purposes the Corporation will be deemed to be the same taxpayer as the Trust. Such opinion will be based on certain factual assumptions and representations of officers of the Trust and the Corporation regarding the Trust, the Corporation and their respective operations. In the event that any of such assumptions or representations are incorrect, the treatment of the Merger as a "reorganization" under the Code may be adversely affected.

     State Taxes. Each shareholder is encouraged to check with his or her own tax advisor to determine whether the tax consequences of the Merger to such shareholder are the same under applicable income tax laws of the state in which such shareholder resides as the tax consequences to such shareholder under the Code.

     Shareholders are urged to consult their own tax advisors with respect generally to the tax consequences arising under Federal law and the laws of any state, municipality or other taxing jurisdiction, including tax consequences resulting from such shareholder's own tax characteristics and situation.

VOTE REQUIRED; DISSENTERS' RIGHTS

     In accordance with the Declaration of Trust, the Merger Agreement provides that it is a condition of the Merger that the Reorganization and Merger be approved by the affirmative vote of the holders of not less than two-thirds of the votes entitled to be cast at the Meeting. The Trust's shareholders will not be entitled to dissenters' rights of appraisal in connection with the Merger.

                       PROPOSAL 2 -- ELECTION OF TRUSTEES


     The Record Date for determining Trust Shares entitled to vote at the Meeting has been fixed at the close of business on April 23, 1997. On such date there were 12,673,309 Trust Shares outstanding. The holders of Trust Shares are entitled to cumulative voting in the election of trustees. Each shareholder is entitled to as many votes in the election of trustees as shall equal the number of Trust Shares owned by that shareholder multiplied by the number of trustees to be elected, and each shareholder may cast all such votes for a single candidate for trustee or may distribute them among two or more candidates as that shareholder may determine.


     The presence, in person or by properly executed proxy, of the holders of Trust Shares entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding Trust Shares is necessary to constitute a quorum. Trust Shares represented by a properly signed, dated and returned proxy will be treated as present at the Meeting for purposes of determining a quorum.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the best of the Trust's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), beneficially owned, as of March 31, 1997, more than five percent of the Trust Shares outstanding, except as set forth in the following table.

                    NAME AND ADDRESS                          AMOUNT                PERCENT OF
                  OF BENEFICIAL OWNER                   BENEFICIALLY OWNED        TRUST SHARES(1)
     ----------------------------------------------     ------------------        ---------------
     Morgan Stanley Group Inc.
     1585 Broadway
     New York, New York 10036......................           633,972(2)                5.10%

---------------

(1) Based on the number of Trust Shares outstanding as of February 21, 1997 which was 12,435,365.

(2) Based upon an amended Statement on Schedule 13G filed with the Securities and Exchange Commission (the "SEC"), which indicated that Morgan Stanley Group Inc. ("Morgan Stanley"), had shared voting power with respect to 119,772 Trust Shares and shared dispositive power with respect to 633,972 Trust Shares, which include 117,450 Trust Shares with respect to which Morgan Stanley's wholly-owned subsidiary, Morgan Stanley Asset Management Inc. ("MSAM"), has shared voting power and 631,650 Trust Shares with respect to which MSAM has shared dispositive power.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information available to the Trust with respect to Trust Shares owned by each trustee, each executive officer, and all trustees and executive officers as a group.

                                                                     NO. OF TRUST         PERCENTAGE
                 TRUSTEES, EXECUTIVE OFFICERS                           SHARES             OF TRUST
                 AND MORE THAN 5% SHAREHOLDERS                    BENEFICIALLY OWNED      SHARES(1)
---------------------------------------------------------------   ------------------      ----------
Alexander G. Anagnos...........................................          12,302(2)              *%
H.C. Bailey, Jr................................................          21,605(3)              *
Harold B. Judell...............................................          16,440(3)              *
John N. Palmer.................................................          10,217(4)              *
David M. Osnos.................................................          18,750(5)              *
Leland R. Speed................................................         215,940(6)           1.73
David H. Hoster II.............................................         106,986(7)              *
N. Keith McKey.................................................          54,796(8)              *
Diane W. Hayman................................................          12,000(9)              *
Marshall A. Loeb...............................................          17,040(10)             *
Jann W. Puckett................................................          12,495(9)              *
Stewart R. Speed...............................................          45,308(11)             *
All trustees and executive officers as a group.................         543,879(12)          4.29%

---------------

* Less than 1%

 (1) Based on the number of Trust Shares outstanding as of February 21, 1997 which was 12,435,365 Trust Shares.

 (2) Includes 12,000 Trust Shares the indicated person has the right to acquire under the Trust's 1991 Trustees Stock Option Plan, as amended (the "Trustees Plan").

 (3) Includes 2,250 Trust Shares the indicated person has the right to acquire under the Trustees Plan.

 (4) Includes 8,625 Trust Shares the indicated person has the right to acquire under the Trustees Plan.

 (5) Includes 14,250 Trust Shares the indicated person has the right to acquire under the Trustees Plan.

 (6) Includes 75,000 Trust Shares that Mr. Speed has the right to acquire pursuant to exercisable options granted under the Trust's 1994 Incentive Plan, and does not include 119,841 Trust Shares beneficially owned by Mr. Speed's spouse and children, as to which he disclaims beneficial ownership.

 (7) Includes 51,000 Trust Shares that Mr. Hoster has the right to acquire pursuant to exercisable options granted under the Trust's 1994 Incentive Plan and does not include 4,680 Trust Shares beneficially owned by Mr. Hoster's wife and daughters, as to which he disclaims beneficial ownership.

 (8) Includes 37,500 Trust Shares that Mr. McKey has the right to acquire pursuant to exercisable options granted under the Trust's 1994 Incentive Plan and does not include 517.5 Trust Shares beneficially owned by Mr. McKey's son, as to which he disclaims beneficial ownership.

 (9) Includes 12,000 Trust Shares that the indicated person has the right to acquire pursuant to exercisable options granted under the Trust's 1994 Incentive Plan.

(10) Includes 3,000 Trust Shares that Mr. Loeb has the right to acquire pursuant to exercisable options granted under the Trust's 1994 Incentive Plan.

(11) Does not include 300 Trust Shares owned by Mr. Speed's wife.

(12) Includes 39,375 Trust Shares that trustees of the Trust have the right to acquire under the Trustees Plan and 190,500 Trust Shares that officers of the Trust have the right to acquire pursuant to exercisable options granted under the Trust's 1994 Incentive Plan.

ELECTION OF TRUSTEES -- NOMINEES

     The Declaration of Trust provides that the number of trustees shall not be less than three nor more than twelve, and that the number of trustees shall be set forth in the Trustees' Regulations. The Trustees' Regulations provide that the Trust shall have seven trustees. All seven positions on the Board of Trustees are to be filled by the vote of the shareholders at the Meeting. Each person so elected shall serve until the Trust's next Annual Meeting of Shareholders and until his successor is elected and qualified. If the Reorganization is approved and the Merger consummated, the trustees of the Trust so elected will become directors of the Corporation and will serve until the Corporation's next Annual Meeting of Stockholders and until his successor is elected and qualified pursuant to the Corporation's Articles of Incorporation, Bylaws and the MGCL.

     The Trust's trustees recommend a vote FOR the seven nominees listed below. Except where authority to do so has been withheld, it is the intention of the persons named in the accompanying form of proxy to vote at the Meeting FOR these nominees, reserving the right, however, to cumulate their votes and distribute them among the nominees in their discretion so as to elect as many of the nominees as possible. Each of the nominees listed below was elected a trustee at the Trust's 1996 Annual Meeting of Shareholders.

     Although the trustees do not contemplate that any of the nominees listed below will be unable to serve, if such a situation arises prior to the Meeting, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

        NAME, POSITION(S) AND                              PRINCIPAL OCCUPATION AND
        TENURE WITH THE TRUST            AGE           BUSINESS FOR PAST FIVE YEARS (1)
-------------------------------------    ----    ---------------------------------------------
Alexander G. Anagnos...............       70     Financial Advisor with WR Family Associates.
  Trustee since 1994
H. C. Bailey, Jr.....................     57     President of H. C. Bailey Company (real
  Trustee since 1980                             estate development and investment); President
                                                 of Bailey Mortgage Company (mortgage banking)
                                                 and Chairman of the Board and Chief Executive
                                                 Officer and President of Security Savings &
                                                 Loan Association (2) until 1992.
David H. Hoster II..................      51     President of the Trust since 1993 and
  Trustee and President since 1993               Executive Vice President of the Trust until
                                                 1993; President of LNH REIT, Inc. ("LNH")
                                                 from 1995 to 1996 and its Executive Vice
                                                 President from 1992 to 1995; Executive Vice
                                                 President of Congress Street Properties, Inc.
                                                 ("Congress Street"), Eastover Corporation
                                                 ("Eastover"), The Parkway Company
                                                 (predecessor to Parkway Properties, Inc.
                                                 ("Parkway")), and Rockwood National
                                                 Corporation ("Rockwood"), from 1988 to 1994,
                                                 Citizens Growth Properties from 1988 to 1993
                                                 and EB, Inc. ("EB") from 1993 to 1994.
Harold B. Judell....................      82     Senior partner in the law firm of Foley &
  Trustee since 1981                             Judell, LLP (municipal bond attorneys); Vice
                                                 President and Treasurer of Dauphine Orleans
                                                 Hotel Corp.
John N. Palmer.....................       62     Chairman of Mobile Telecommunications
  Trustee since 1994                             Technologies since 1989.

        NAME, POSITION(S) AND                              PRINCIPAL OCCUPATION AND
        TENURE WITH THE TRUST            AGE           BUSINESS FOR PAST FIVE YEARS (1)
-------------------------------------    ----    ---------------------------------------------
David M. Osnos.....................       65     Partner in the law firm of Arent, Fox,
  Trustee since 1993                             Kintner, Plotkin & Kahn.
Leland R. Speed....................       64     Chief Executive Officer of the Trust and
  Trustee since 1978 and Managing                Parkway; Chief Executive Officer of LNH until
  Trustee and Chief Executive Officer            1996; Chief Executive Officer of Eastover,
  since 1983                                     Congress Street and Rockwood until 1994, and
                                                 EB until 1995.

---------------

(1) Unless otherwise stated, each nominee has held the positions indicated for at least the past five years.

(2) Security Savings & Loan Association was seized by the Resolution Trust Company in 1992.

OTHER DIRECTORSHIPS AND TRUSTEESHIPS

     Nominees to the Trust's Board of Trustees serve on the Boards of Directors or the Boards of Trustees of the following publicly-held companies:

           NOMINEE                                         COMPANY
------------------------------  -------------------------------------------------------------
Harold B. Judell..............  Sizeler Property Investors, Inc.
David M. Osnos................  VSE Corporation
                                Washington Real Estate Investment Trust
John N. Palmer................  Entergy Corporation
                                Mobile Telecommunications Technologies
                                Deposit Guaranty National Bank
Leland R. Speed...............  Farm Fish, Inc.
                                ChemFirst Inc.
                                KLLM Transport Services, Inc.
                                Parkway

COMMITTEES AND MEETING DATA

     The Audit Committee of the Trust's Board of Trustees consists of Messrs. Bailey, Judell and Osnos. The Audit Committee met two times during the Trust's 1996 fiscal year. The functions performed by this committee consist principally of conferring with and reviewing the reports of the Trust's independent accountants and bringing to the entire Board of Trustees for review those items relating to audits or to accounting practices which the Audit Committee believes merit such review.

     The Compensation Committee of the Trust's Board of Trustees consists of Messrs. Anagnos, Bailey and Palmer. Its function is to recommend compensation levels for trustees, review compensation levels for executive officers and administer the 1994 Incentive Plan. The Compensation Committee met two times during the Trust's 1996 fiscal year.

     The Trust does not have a standing nominating committee or any committee performing a similar function.

     The Board of Trustees held nine meetings during the Trust's 1996 fiscal year. Each trustee, except Mr. Palmer, attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the total number of meetings held by all committees of the Board of Trustees on which he served.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that trustees, officers and more than 10 percent shareholders of the Trust file reports with the SEC within the first 10 days of the month following any purchase or sale of Trust Shares. During 1996, no officer or trustee of the Trust was late in filing a report under Section 16(a).

EXECUTIVE OFFICERS

     The following is a list of the Trust's executive officers:


         NAME, POSITION AND                            PRINCIPAL OCCUPATION AND BUSINESS
        TENURE WITH THE TRUST            AGE          EXPERIENCE FOR THE PAST FIVE YEARS
-------------------------------------    ----    ---------------------------------------------
Leland R. Speed....................       64     See table under "Election of Trustees --
  Managing Trustee since 1983                    Nominees."
David H. Hoster II..................      51     See table under "Election of Trustees --
  Trustee and President since 1993               Nominees."
N. Keith McKey....................        46     Executive Vice President of the Trust since
  Executive Vice President since                 1993 and Chief Financial Officer and
  1993, Chief Financial Officer and              Secretary since 1992; Senior Vice President
  Secretary since 1992                           of LNH from 1992 until 1996; Senior Vice
                                                 President of Congress Street, Eastover, EB,
                                                 Parkway and Rockwood until 1994.
Diane W. Hayman..................         36     Controller of the Trust.
  Controller
Marshall A. Loeb...................       34     Vice President of the Trust since 1995; Asset
  Vice President                                 Manager of the Trust and Parkway from 1992 to
                                                 1995.
Jann W. Puckett....................       49     Vice President of the Trust since 1995; Asset
  Vice President                                 Manager of the Trust and Parkway from 1992 to
                                                 1995.
Stewart R. Speed....................      33     Vice President of the Trust since 1997; Vice
  Vice President                                 President of Merry Land & Investment (an
                                                 apartment REIT) from 1993 to 1997; Asset
                                                 Manager of GE Capital (real estate finance)
                                                 from 1991 to 1993.


---------------

     Leland R. Speed, Managing Trustee, is the father of Stewart R. Speed, a Vice President of the Trust. There are no other family relationships between any of the trustees or executive officers of the Trust.

EXECUTIVE COMPENSATION

     The following table summarizes, for the fiscal years ended December 31, 1996, 1995 and 1994, the amount of the compensation paid by the Trust to its Chief Executive Officer and all other executive officers whose cash compensation during 1996 exceeded $100,000 (the "Named Officers").

                                                                                                LONG TERM
                                                                                           COMPENSATION AWARDS
                                   ANNUAL COMPENSATION (1)(2)                 ---------------------------------------------
                      ----------------------------------------------------      SECURITIES        LTIP
      NAME AND                                                OTHER ANNUAL      UNDERLYING       PAYOUTS       ALL OTHER
 PRINCIPAL POSITION   YEAR        SALARY         BONUS        COMPENSATION    OPTIONS/SARS(6)      (7)      COMPENSATION(8)
--------------------- ----       --------       --------      ------------    ---------------    -------    ---------------
Leland R. Speed       1996       $130,000(3)    $110,502(4)        -0-             37,500            -0-        $ 9,082
  Chief Executive     1995       $129,863(3)    $139,014(4)        -0-                -0-            -0-        $ 7,500
  Officer             1994(5)    $139,423       $ 58,715           -0-             75,000        $23,047        $ 5,145
David H. Hoster II    1996       $181,865       $116,028(4)        -0-             52,500            -0-        $15,223
  President           1995       $174,745       $140,351(4)        -0-                -0-            -0-        $ 7,500
                      1994(5)    $ 89,977       $ 42,314           -0-             60,000        $21,203        $ 5,145
N. Keith McKey        1996       $132,404       $ 84,471(4)        -0-             37,500            -0-        $14,595
  Executive Vice      1995       $127,212       $102,256(4)        -0-                -0-            -0-        $ 7,500
  President, Chief    1994(5)    $ 63,911       $ 30,103           -0-             37,500        $13,828        $ 4,397
  Financial Officer
  and Secretary

---------------

(1) Until December 31, 1994, the executive officers of the Trust also served as executive officers of all the Expense-Sharing Participants (as defined below). Their salaries were paid by Congress Street and then allocated among the Expense-Sharing Participants in accordance with the allocation formula set forth in the expense-sharing agreement.

(2) For 1994, all amounts are the Trust's share of the particular Named Officer's compensation as allocated under the expense-sharing agreement.

(3) Mr. Speed's salary is paid one-half by the Trust and one-half by Parkway, of which he is also Chief Executive Officer. This amount is the Trust's share of Mr. Speed's compensation.

(4) This is the amount of incentive compensation payable to the Named Officer under the 1994 Incentive Plan. The amount was paid two-thirds in cash and one-third in Trust Shares.

(5) Until December 31, 1994, the Trust had an expense-sharing agreement with Congress Street, Parkway and Eastover pursuant to which the participants shared administrative offices at the same location in Jackson, Mississippi and common officers and other personnel, subject to the authority of the board of each member company to elect or appoint and remove its officers in accordance with its charter documents and applicable law. EB had a separate administrative agreement with Congress Street which allowed EB to participate in the expense-sharing arrangement on the same basis as the companies which were parties to the expense-sharing agreement. LNH had a separate administration agreement with Congress Street (and later the Trust) which terminated effective March 31, 1995. Under this arrangement, the participants shared the cost of the common officers and other employees and of shared facilities and activities. These common costs were initially paid by Congress Street, which served as the administrator of the arrangement, and the other participants paid Congress Street an annual fee (on a monthly basis) of one-half of one percent of their assets which were publicly-traded securities, and Congress Street was paid a fixed annual fee in equal monthly installments by LNH. After these fees and any profits of Eastover Realty Corporation, a real estate company that was a subsidiary of Congress Street, were subtracted from total common costs, the remaining common costs were allocated on a monthly basis among the Trust, Parkway, Congress Street, Eastover and EB (collectively, the "Expense-Sharing Participants") in proportion to their assets other than publicly-traded securities, based on their balance sheets as contained in their most recent SEC filings. Certain costs which the common officers believed to be particularly attributable to each member company were not shared.

(6) These options were granted under the Trust's 1994 Incentive Plan and become exercisable with respect to one-half the shares on the first anniversary date of grant and one-half the shares on the second anniversary date of grant.

(7) These payments were made under Incentive Compensation Units granted under the Trust's 1989 Incentive Plan (the "1989 Plan"). The amount for 1994 includes a payment made in December 1994 in consideration of the officer agreeing to cancel the remaining term of the Incentive Compensation Units, which payment was made in Trust Shares. An Incentive Compensation Unit was a right to receive an amount equal to the dividend paid on a specified number of Trust Shares during a five year period beginning on the date of the grant of the unit. The amount that was payable with respect to an Incentive Compensation Unit was credited to an account for the holder of such unit. The grantee of the Incentive Compensation Unit was entitled to a cash payment of 20% of the amount in the account on the first anniversary date of its grant, 40% on the second anniversary date, 60% on the third anniversary date, 80% on the fourth anniversary date and 100% on the fifth anniversary date.

(8) For 1995 and 1996, this is the Trust's discretionary contribution to its 401(k) Plan for the Named Officer's benefit and for 1994 this amount is the Trust's share of Congress Street's discretionary contribution to a 401(K) plan for the respective Named Officer's benefit.

     Option Grants. The following table gives information with respect to options granted to the Named Officers during the year ended December 31, 1996. The "Potential Realizable Value" columns assume that the price of the Trust Shares will appreciate at annual rates of 5% and 10%, respectively, during the term of the options. The price of the Trust Shares on the date of grant was $14.58. There can be no assurance that such appreciation will take place.

                                                                                       POTENTIAL REALIZABLE
                                INDIVIDUAL GRANTS                                        VALUE AT ASSUMED
---------------------------------------------------------------------------------        ANNUAL RATES OF
                                            (C)                                            STOCK PRICE
                            (B)          % OF TOTAL                                        APPRECIATION
                         NUMBER OF      OPTIONS/SARS                                     FOR OPTION TERM
                         SECURITIES      GRANTED TO         (D)                       ----------------------
                         UNDERLYING      EMPLOYEES      EXERCISE OR       (E)
         (A)            OPTIONS/SARS     IN FISCAL      BASE PRICE     EXPIRATION       (F)          (G)
        NAME            GRANTED(#)(1)       YEAR          ($/SH)          DATE         5% ($)      10% ($)
---------------------   ------------    ------------    -----------    ----------     --------    ----------
Leland R. Speed            37,500           10.2%         $ 14.58        6/18/06      $344,452    $  869,333
David H. Hoster II         52,500           14.3%         $ 14.58        6/18/06      $482,223    $1,217,065
N. Keith McKey             37,500           10.2%         $ 14.58        6/18/06      $344,452    $  869,333

---------------

(1) These options were granted on June 19, 1996. They become exercisable one-half on the first anniversary of the date of grant and one-half on the second anniversary of the date of grant.

     Option Exercises and Year End Values. No options were exercised by Messrs. Speed and McKey during 1996. The following table shows the value realized by Mr. Hoster upon the exercise of options, and the year end value of unexercised in-the-money options held by the Named Officers. Year end values are based upon the closing price of Trust Shares on the NYSE on December 31, 1996 ($18.25).

             AGGREGATED OPTIONS/SAR EXERCISES WITH LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                              SHARES
                             ACQUIRED        VALUE
           NAME             ON EXERCISE     REALIZED
--------------------------  -----------     --------
                                                          NUMBER OF UNEXERCISED                 VALUE OF
                                                          OPTIONS AT FY-END (#)         UNEXERCISED IN-THE-MONEY
                                                       ----------------------------       OPTIONS AT FY-END($)
                                                                                      ----------------------------
                                                       EXERCISABLE/UNEXERCISABLE(1)
                                                       ----------------------------    EXERCISABLE/UNEXERCISABLE
                                                                                      ----------------------------
Leland R. Speed                  N/A             N/A           75,000/37,500               $ 418,500/$137,625
  Chief Executive Officer
David H. Hoster II             6,000        $ 12,834           54,000/52,500               $ 301,320/$192,675
  President
N. Keith McKey                   N/A             N/A           37,500/37,500               $ 209,250/$137,625
  Executive Vice
  President, Chief
  Financial Officer and
  Secretary

---------------

(1) These options, both exercisable and unexercisable, represent options granted to the Named Officer on June 19, 1996 under the 1994 Incentive Plan.

  Compensation Committee Report.

     The Compensation Committee of the Board of Trustees consists of Messrs. Bailey, Palmer and Anagnos. The Compensation Committee believes that the main purpose of base compensation is to provide sufficient base compensation to the executive officers of the Trust in relation to salary levels for other real estate companies and the officer's level of responsibility. The base compensation of Mr. Speed, the chief executive officer of the Trust, is shared equally by the Trust and Parkway, of which Mr. Speed is also chief executive officer. The Trust's Compensation Committee and Parkway's Compensation Committee jointly determine Mr. Speed's base salary. The Compensation Committee considered a number of factors in setting his base compensation, the most important of which were the level of compensation paid to the chief executive officers of other real estate companies the same relative size as the Trust, the success of the Trust's recent program of acquiring new properties and engaging in business combination transactions with other REITs and his importance in delineating and implementing the Trust's strategic plans.

     The Compensation Committee has determined that the primary goals of the Trust's compensation policies should be as follows:

          - To provide total compensation opportunities for executive officers which are competitive with those provided to persons in similar positions with which the Trust competes for employees.

          - To strengthen the mutuality of interest between management and shareholders through the use of incentive compensation directly related to corporate performance and through the use of the stock-based incentives that result in increased Trust Share ownership by executive officers.

     The Compensation Committee believes that incentive compensation payable to the executive officers of the Trust should be based upon the Trust's performance and align the interests of management and the Trust's shareholders. In 1994, the Compensation Committee, in conjunction with an independent compensation consultant, formulated the 1994 Incentive Plan. The 1994 Incentive Plan was approved by the Trust shareholders in December 1994. Under the 1994 Incentive Plan, each year the Compensation Committee establishes a goal for funds from operations per share ("FFO"), a minimum level for FFO per share below which incentive compensation should not be paid, and an incentive award payout objective for each executive officer. Two-thirds of any incentive award is paid in cash and one-third in Trust Shares. For 1996, the Compensation Committee computed target FFO before bonus accruals of $2.11 as the minimum FFO per share necessary for any bonus to be paid, and $2.51 as the target FFO per share under which management would receive their target bonuses, and $2.75 as the target FFO under which management would receive 200% of their target bonuses. To the extent the Trust's actual FFO per share exceeded $2.51 but was less than $2.75, the target bonus amounts would be increased pro rata. The target bonus amounts were 30% of total base salary (from both the Trust and Parkway) for Mr. Speed and 45% of base salary for Messrs. Hoster and McKey. The Compensation Committee determined the FFO targets based upon its analysis of the Trust's internal projected financial results for 1996 and the estimates of 1996 FFO prepared by independent securities analysts who followed the Trust. The Compensation Committee believed that the shareholders of the Trust would be benefitted significantly if the FFO goal was met and would be further benefitted if such goal were exceeded, and that management should be compensated for the benefits derived by the Trust shareholders. The target bonus amounts were set by the Compensation Committee after consultation with the compensation consultant who helped the Compensation Committee formulate the 1994 Incentive Plan.

     The Trust's 1996 FFO per share before bonus awards was $2.61. After consideration, the Compensation Committee believed that each of Mr. Speed, Mr. McKey and Mr. Hoster should be paid the amount of incentive compensation provided by the above formula, under which Messrs. Speed, Hoster and McKey received bonuses with respect to 1996 of $110,502, $116,028 and $84,471, respectively, two-thirds of which were paid in cash and one-third of which was paid in Trust Shares.

     The Compensation Committee also believes that stock based incentive compensation in the form of stock options helps to align the interest of the management of the Trust and its shareholders. During 1996, the Compensation Committee granted options to the Named Officers of the Trust as described under "Option Grants." In determining the number of options to be granted, the Compensation Committee took into account the executive's current base compensation, the amount of stock-based compensation previously granted to the executive, the executive's duties and performance, and competitive industry practices.

                                            H.C. BAILEY, JR.
                                            JOHN N. PALMER
                                            ALEXANDER G. ANAGNOS

     This Compensation Committee Report is not a part of the Corporation's Prospectus or the Registration Statement and shall not be deemed incorporated by reference by any general statement incorporating by reference this document or any portion thereof into any filing under the Securities Act or the Exchange Act and shall not otherwise be deemed filed under such acts.

     Performance Comparison. Set forth below is a line graph comparing the percentage change in the cumulative return to shareholders on Trust Shares over the five years ending December 31, 1996 against the cumulative return of the Standard & Poor's 500 ("S&P 500"), and the Equity REIT Index prepared by the National Association of Real Estate Investment Trusts ("NAREIT Equity").

        Measurement Period
      (Fiscal Year Covered)              The Trust            S&P 500          NAREIT Equity
1991                                               100                 100                 100
1992                                            145.76              107.67              114.59
1993                                            192.69              118.43              137.11
1994                                            184.11              119.97              141.46
1995                                            237.73              164.88              163.08
1996                                            329.81              202.74              220.56

     Trustees' Fees. Under the Trust's standard compensation arrangements with trustees (except Mr. Speed and Mr. Hoster, who are salaried officers), trustees are paid a monthly stipend of $500, plus $1,000 and reimbursement of actual expenses for attendance at each meeting of the Board of Trustees and $750 and reimbursement of expenses for each meeting of a committee established by the Board of Trustees. Only one fee is paid in the event more than one meeting is held on a single day.

     Trustees Stock Option Plan. At the 1991 annual meeting, the shareholders of the Trust approved the Trustees Plan. The Trustees Plan authorizes the issuance of options for up to 150,000 Trust Shares to trustees of the Trust who are not, and have not been for at least one year prior to the date of determination, employees of the Trust ("Non-Employee Trustees"). Under the Trustees Plan, each Non-Employee Trustee of the Trust on March 15, 1991 was automatically granted an option to purchase 7,500 Trust Shares. Each person who first becomes a Non-Employee Trustee after March 15, 1991 will automatically be granted an option to purchase 7,500 Trust Shares on the date the person becomes a Non-Employee Trustee, if such Trust Shares are available. Each Non-Employee Trustee will also be granted an option to purchase 2,250 additional Trust Shares on the date of any annual meeting at which such Non-Employee Trustee is reelected to the Board of Trustees. The option exercise price is the closing price of a Trust Share if Trust Shares are listed on an exchange or the average between the bid and the asked price for the date if the Trust Shares are traded over-the-counter (or, if no Trust Shares were publicly traded on that date, the next preceding date that such Trust Shares were so traded). Such options are exercisable in full on the date of grant and expire ten years after the date of grant, or, if earlier, six months after the termination of the optionee's service as a Non-Employee Trustee, unless such service is terminated by reason of death, in which case the optionee's legal representative shall have one year in which to exercise the option.

     No trustee exercised options under the Trustees Plan during 1996. On June 19, 1996, Messrs. Palmer, Bailey, Judell, Anagnos and Osnos were each granted options to purchase 2,250 Trust Shares at an exercise price of $14.5841 per Trust Share.

CERTAIN TRANSACTIONS AND RELATIONSHIPS


     Cost Sharing Arrangement with Parkway. Until April 1997, the Trust and Parkway shared the same office space at One Jackson Place in Jackson, Mississippi. The Trust and Parkway shared the rent with respect to their shared office space based upon the number of employees each had in such office space divided by the total number of employees of both companies using the office space. In addition, the Trust and Parkway shared the services of Mr. Speed and a limited number of clerical and support staff employees and expenses related thereto were shared equally between the Trust and Parkway. Parkway and the Trust also shared the expenses of certain office supplies and equipment, and the Trust reimbursed Parkway for the services of certain employees of Parkway who performed services for the Trust on an as requested basis. During the year ended December 31, 1996, the Trust paid Parkway $385,000 under this cost-sharing arrangement. On April 18, 1997, Parkway relocated into separate office space at One Jackson Place, following which the Trust and Parkway no longer share office space, supplies or equipment. The Trust and Parkway will continue to share the services of Mr. Speed and his assistant and share the expenses of Mr. Speed's assistant and certain non-cash fringe benefits paid to Mr. Speed.


     Administration Agreement. Effective April 22, 1992, LNH REIT Managers entered into an administration agreement (the "Administration Agreement"), with Congress Street. Under the Administration Agreement, Congress Street (and later the Trust) administered the day-to-day business of LNH in return for a $125,000 annual fee, payable by LNH's manager. In connection with the termination of the expense-sharing arrangements described above, the Trust assumed Congress Street's duties under the Administration Agreement. The Administration Agreement was terminated effective March 31, 1995.

     Change in Control Agreement. The Trust is a party to a Change-in-Control Agreement with each of Messrs. Speed, Hoster and McKey (the "Executives"). These agreements provide that if an Executive is terminated or leaves the Trust's employment for certain reasons during the 36-month period following a Change-in-Control, the Trust will pay the Executive a lump sum benefit of 2.99 times the average of the Executive's salary and accrued bonus for the three calendar years that ended immediately before (or coincident with) the Change-in-Control (the "Average Annual Compensation"). The Change-in-Control Agreement also gives the Executive the ability to leave the employment of the Trust at any time during the six-month period following a Change-in-Control, in which case the Executive will receive severance payments from the Trust for a period of 36 months equal to one-twelfth of the Executive's Average Annual Compensation; provided that if the Executive receives any remuneration in the form of wages, salary or consulting fees from another employer or income from self-employment during the 36-month severance pay period, the Trust's obligation under this sentence shall be reduced by one-half of the amount of such remuneration. Change-in-Control is defined in such agreement as (i) any change in control of a nature that would be required to be represented under the Exchange Act proxy rules; (ii) any person acquiring beneficial ownership of securities representing 30 percent or more of the combined voting power of the Trust's outstanding securities; (iii) certain changes in the Trust's Board of Trustees; (iv) certain mergers; or (v) the approval of a plan of liquidation by the Trust.

                                    EXPERTS

     The consolidated financial statements of the Trust as of December 31, 1996 and 1995, and for each of the years in the three year period ended December 31, 1996, have been incorporated by reference in the Proxy Statement/Prospectus and the Registration Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein and upon the authority of said firm as experts in accounting and auditing.

                                 LEGAL OPINIONS

     The validity of the Corporation Stock being offered hereby has been passed upon by Jaeckle Fleischmann & Mugel, LLP. Jaeckle Fleischmann & Mugel, LLP has also passed upon the significant federal income tax consequences of the Merger to the holders of Trust Shares.

                            REPORTS TO SHAREHOLDERS

     The Trust, or if the Reorganization is approved, the Corporation will continue to provide shareholders with annual reports containing financial statements reported upon by independent auditors, and also unaudited quarterly statements of operations.

                                 OTHER MATTERS

     The management of the Trust does not know of any other matters to come before the Meeting. However, if any other matters come before the Meeting, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

     The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Trust.

     In addition to solicitation by mail, members of the Board of Trustees, officers and regular employees of the Trust may solicit the return of proxies by telephone, telegram and personal interview.

     The Trust may require brokers, custodians, nominees and other record holders to forward copies of this Proxy Statement/Prospectus to persons for whom they hold Trust Shares and to seek authority for the execution of proxies; in such cases, the Trust will reimburse such holders for their charges and expenses. The Trust has retained Beacon Hill to assist with the solicitation of proxies and will pay Beacon Hill a fee of $4,000 (subject to increase for additional services such as telephone solicitation) plus reimbursement for out-of-pocket expenses for its services.

                             SHAREHOLDER PROPOSALS


     Any Trust shareholder who wishes to submit a proposal for presentation at the Trust's 1998 Annual Meeting of Shareholders must submit such proposal to the Trust at its office at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201, Attention: Secretary no later than December 31, 1997, in order to be considered for inclusion, if appropriate, in the Trust's, or if the Reorganization is approved, the Corporation's, proxy statement and form of proxy relating to its 1998 Annual Meeting of Shareholders.

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER


     This Agreement and Plan of Merger (the "Plan"), dated April 23, 1997, is by and between EastGroup Properties, a real estate investment trust organized under the laws of the State of Maryland, and EastGroup Properties II, Inc., a business corporation organized under the laws of the State of Maryland.



     1. This Plan was adopted by EastGroup Properties by resolution of its Board of Trustees on March 19, 1997, and adopted on April 14, 1997 by EastGroup Properties II, Inc. by resolution of its Board of Directors.


     2. The names of the corporations planning to merge are EastGroup Properties and EastGroup Properties II, Inc.

     3. The name of the surviving corporation into which EastGroup Properties plans to merge pursuant to the provisions of the Maryland General Corporation Law is EastGroup Properties II, Inc. (sometimes referred to herein as the "Surviving Corporation").

     4. The Surviving Corporation shall, simultaneously with the merger change its name to EastGroup Properties, Inc. and at the Effective Time (as defined below) shall continue to exist as the Surviving Corporation under the name EastGroup Properties, Inc. pursuant to the provisions of the Maryland General Corporation Law. The separate existence of EastGroup Properties shall cease at the Effective Time in accordance with the provisions of the Maryland General Corporation Law.

     5. The merger shall be effective upon acceptance for filing with the State Department of Assessments and Taxation of the State of Maryland (the "Effective Time").

     6. The Articles of Incorporation of EastGroup Properties II, Inc. at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation and said Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Maryland General Corporation Law.

     7. The bylaws of EastGroup Properties II, Inc. at the Effective Time shall be the bylaws of the Surviving Corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the Maryland General Corporation Law.

     8. The directors and officers in office of EastGroup Properties II, Inc. at the Effective Time shall be the members of the first Board of Directors and the first officers of the Surviving Corporation, all of whom shall hold their respective directorships and offices until their successors are elected and qualified or until their tenure is otherwise terminated in accordance with the Articles of Incorporation and bylaws of the Surviving Corporation.

     9. Each issued share of beneficial interest, $1.00 par value per share, of EastGroup Properties immediately prior to the Effective Time shall be converted into one share of common stock, $0.0001 par value per share, of the Surviving Corporation. The issued shares of the Surviving Corporation shall not be converted or exchanged in any manner, but each share of EastGroup Properties which is issued at the Effective Time shall represent one issued share of the Surviving Corporation.

     10. The Plan herein made and approved shall be submitted to the shareholders of EastGroup Properties and to the sole stockholder of EastGroup Properties II, Inc. for their approval or rejection in the manner prescribed by the provisions of the Maryland General Corporation Law.

     11. As a condition to the consummation of the merger pursuant to the Plan, Jaeckle Fleischmann & Mugel, LLP will render an opinion to EastGroup Properties and the Surviving Corporation to the effect that the merger will qualify as a "reorganization" within the meaning of the Internal Revenue Code of 1986, as amended, and that for federal income tax purposes the Surviving Corporation will be deemed to be the same taxpayer as EastGroup Properties.

     12. In the event that the Plan shall have been approved by the shareholders entitled to vote of EastGroup Properties and by the sole stockholder entitled to vote of EastGroup Properties II, Inc. in the manner prescribed by the Maryland General Corporation Law, EastGroup Properties and EastGroup Properties II, Inc. hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Maryland, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

     13. The Plan shall be interpreted in accordance with and governed by the laws of the State of Maryland.

                                             EASTGROUP PROPERTIES II, INC.


                                             By: /s/ David H. Hoster II

                                               David H. Hoster II, President

                                             EASTGROUP PROPERTIES


                                             By: /s/ Leland R. Speed

                                               Leland R. Speed, Chief Executive
                                                 Officer

                                                                      APPENDIX B

                           ARTICLES OF INCORPORATION

                                                              OF

                                                 EASTGROUP PROPERTIES II, INC.

     The undersigned, being a natural person and acting as incorporator, does hereby form a business corporation in the State of Maryland, pursuant to the provisions of the Maryland General Corporation Law.

                                   ARTICLE I

                                  INCORPORATOR

     The name of the incorporator is Kayla E. Klos.

     The incorporator's address, including the street and number, if any, including the county or municipal area, and including the state or county, is:
800 Fleet Bank Building, Twelve Fountain Plaza, Buffalo, New York 14202.

     The incorporator is at least eighteen years of age.

     The incorporator is forming the corporation named in this Charter under the general laws of the State of Maryland, to wit, the Maryland General Corporation Law.

                                   ARTICLE II

                               NAME AND DURATION

     The name of the corporation (hereinafter, the "Corporation") is EastGroup Properties II, Inc. The duration of the Corporation shall be perpetual.

                                  ARTICLE III

                                    PURPOSES

     (a) The purposes for which the Corporation is formed are:

          (1) To engage in the business of a real estate investment trust ("REIT") as that term is defined in the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code"), and to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland now or hereafter in force including the Maryland General Corporation Law; and

          (2) To engage in any one or more businesses or transactions, or to acquire all or any portion of any entity engaged in any one or more businesses or transactions which the Board of Directors may from time to time authorize or approve, whether or not related to the business described elsewhere in this Article III or to any other business at the time or theretofore engaged in by the Corporation.

     (b) The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the Charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the General Laws of the State of Maryland.

                                   ARTICLE IV

                          PRINCIPAL OFFICE IN MARYLAND
                               AND RESIDENT AGENT

     The present address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, a Maryland corporation, 32 South Street, Baltimore, Maryland 21202.

                                   ARTICLE V

                                 CAPITAL STOCK

SECTION 1.  AUTHORIZED CAPITAL STOCK.

     (a) Authorized Shares. The total number of shares of capital stock of all classes that the Corporation has authority to issue is 100,000,000, initially classified as 70,000,000 shares of common stock, par value $0.0001 per share (the "Common Stock"), and 30,000,000 shares of excess stock, par value $0.0001 per share (the "Excess Stock").

     The Common Stock and the Excess Stock shall each constitute a separate class of capital stock of the Corporation.

     (b) Terminology and Aggregate Par Value. All classes of capital stock (except Excess Stock) are referred to herein as "Equity Stock;" all classes of capital stock (including Excess Stock) are referred to herein as "Stock." The aggregate par value of all of the Corporation's authorized Stock is $10,000.

SECTION 2.  REIT-RELATED RESTRICTIONS AND LIMITATIONS ON THE EQUITY STOCK.

     Until the "Restriction Termination Date," as defined below, all Equity Stock shall be subject to the following restrictions and limitations intended to preserve the Corporation's status as a REIT.

     (a) Definitions. As used in this Article V, the following terms shall have the indicated meanings:

          "Beneficial Ownership" shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficially Own" and "Beneficially Owned" and "Beneficial Owner" shall have the correlative meanings.

          "Beneficiary" shall mean a beneficiary of the Trust as determined pursuant to Section 5(b) of this Article V.

          "Constructive Ownership" shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock either directly or indirectly through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructively Own," "Constructively Owned" and "Constructive Owner" shall have the correlative meanings.

          "Market Price" shall mean the last reported sales price reported on the New York Stock Exchange, Inc. (the "NYSE"), of Equity Stock on the trading day immediately preceding the relevant date, or if not then traded on the NYSE, the last reported sales price of Equity Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which Equity Stock may be traded, or if not then traded over any exchange or quotation system, then the market price of Equity Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

          "Ownership Limit" shall mean 9.8% in value or in number of the outstanding Equity Stock, whichever is more restrictive. The number and value of the Equity Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes.

          "Person" shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; but does not include an underwriter that participated in a public offering of any Equity Stock for a period of 25 days following the purchase by such underwriter of such Equity Stock.

          "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer that results in Excess Stock as defined below in Section 5 of this Article V, the purported beneficial transferee for whom the Purported Record Transferee would have acquired Equity Stock if such Transfer had been valid under Section 2(b) of this Article V.

          "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in Excess Stock, the Person who would have been the record holder of Equity Stock if such Transfer had been valid under Section 2(b) of this Article V.

          "Restriction Termination Date" shall mean the effective date, if any, for revocation or termination of the Corporation's REIT election pursuant to Section 856(g) of the Code, as specified in a resolution of the Board of Directors of the Corporation determining that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT. If no such effective date is specified in such resolution, the Restriction Termination Date shall be the date such revocation or termination otherwise becomes effective.

          "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Equity Stock (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Equity Stock), whether voluntary or involuntary, whether of record beneficially or constructively (including but not limited to transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Equity Stock), and whether operation of law or otherwise. The terms "Transfers" and "Transferred" shall have the correlative meanings.

          "Trust" shall mean the trust created pursuant to Section 5(b) of this
     Article V.

          "Trustee" shall mean the Corporation as trustee of the Trust, and any successor trustee appointed by the Corporation.

     (b) Ownership Limitation and Transfer Restrictions with Respect to Equity Stock.

          (i) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, no Person shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Ownership Limit.

          (ii) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning or Constructively Owning Equity Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of such Equity Stock that would be otherwise Beneficial Owned or Constructively Owned (as the case may be) by such Person in excess of the Ownership Limit; and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such excess shares of Equity Stock.

          (iii) Except as provided in Section 2(f) of this Article V, prior to the Restriction Termination Date, any Transfer that, if effective, would result in the outstanding Equity Stock being Beneficially Owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Transfer of such Equity Stock which would be otherwise Beneficially Owned by the transferee; and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such shares of Equity Stock.

          (iv) Prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or would otherwise result in the Corporation failing to qualify as a REIT, shall be void ab initio as to the Transfer of the shares of Equity Stock that would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code or otherwise to fail to qualify as a REIT, as the case may be; and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such shares of Equity Stock.

          (v) If the Board of Directors or its designee shall at any time determine in good faith that a Transfer of Equity Stock has taken place in violation of this Section 2(b) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership (determined without reference to any rules of attribution) or Constructive Ownership of any Equity Stock of the Corporation in violation of this Section 2(b), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers or attempted Transfers in violation of Section 2(b)(ii),
     Section 2(b)(iii) or Section 2(b)(iv) of this Article V shall automatically result in the conversion and exchange described in Section 2(c), irrespective of any action (or non-action) by the Board of Directors, except as provided in Section 2(f) of this Article V.

     (c) Automatic Conversion of Equity Stock into Excess Stock.

     Subject to Section 5(a) of this Article V below,

          (i) If, notwithstanding the other provisions contained in this Article V, at any time prior to the Restriction Termination Date there is a purported Transfer or other change in the capital structure of the Corporation such that any Person would Beneficially Own or Constructively Own Equity Stock in excess of the Ownership Limit, then, except as otherwise provided in Section 2(f) of this Article V, such shares of Equity Stock in excess of the Ownership Limit (rounded up to the nearest whole share) shall automatically (and without action by the Corporation or by any purported Transferor, Purported Record Transferee or Purported Beneficial Transferee of such Equity Stock, in the case of a Transfer) be converted into and exchanged for an equal number of Excess Stock. Such conversion and exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.

          (ii) If, notwithstanding the other provisions in this Article V, at any time prior to the Restriction Termination Date there is a purported Transfer or other change in the capital structure of the Corporation that, if effective, would cause the Corporation to become "closely held" within the meaning of Section 856(h) of the Code or otherwise to fail to qualify as a REIT, then the shares of Equity Stock being Transferred, or resulting from any other change in the capital structure of the Corporation, that would cause the Corporation to be closely held" within the meaning of
     Section 856(h) of the Code or otherwise to fail to qualify as a REIT, as the case may be, (rounded up to the nearest whole share) shall automatically (and without any action by the Corporation or by any purported Transferor, Purported Record Transferee or Purported Beneficial Transferee of such Equity Stock, in the case of a Transfer) be converted into and exchanged for an equal number of shares of Excess Stock. Such conversion and exchange shall be effective as of the close of business on the business day prior to the date of the purported Transfer or change in capital structure.

     (d) The Corporation's Right to Redeem Stock. The Corporation shall have the right to redeem any Stock that is Transferred, or is attempted to be Transferred, in violation of Section 2(b) of this Article V, at a price per share equal to the lesser of (i) the price per share in the transaction that created such violation or attempted violation (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price of the class of Equity Stock to which such shares of Excess Stock relate on the date the

Corporation, or its designee, gives notice of such redemption. The Corporation shall have the right to redeem any Stock described in this Section for a period of 90 days after the later of (i) the date of the Transfer or attempted Transfer or (ii) the date the Board of Directors determines in good faith that a Transfer has occurred, if the Corporation does not receive a notice of such Transfer pursuant to Section 2(e) of this Article V.

     (e) Notice Requirements and General Authority of the Board of Directors to Implement REIT-Related Restrictions and Limitations.

          (i) Any Person who acquires or attempts to acquire shares of Equity Stock in violation of Section 2(b) of this Article V, and any Person who is a Purported Record Transferee or a Purported Beneficial Transferee such that Equity Stock proposed to be acquired is converted into Excess Stock under Section 2(c) of this Article V, shall immediately give written notice or in the event of a proposed or attempted Transfer, give at least 15 days' prior written notice to the Corporation, of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation's status as a REIT.

          (ii) Prior to the Restriction Termination Date, every Beneficial Owner or Constructive Owner of more than 5.0% (or such other percentage, between 0.5% and 5.0%, as provided in the income tax regulations promulgated under the Code) of the number or value of outstanding Equity Stock of the Corporation shall, within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Equity Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such additional information that the Corporation may reasonably request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Corporation's status as a REIT; and

          (iii) Prior to the Restriction Termination Date, each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may reasonably request in order to determine the Corporation's status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

          (iv) Each certificate for Equity Stock shall bear substantially the following legends:

          "The Corporation will furnish to any stockholder on request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock. Such request may be made to the secretary of the Corporation or to its transfer agent."

          "Keep this certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate."

          "The securities represented by this certificate are subject to restrictions on ownership and transfer for the purpose of the Corporation's maintenance of its status as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to the Charter of the Corporation, no Person may Beneficially Own or Constructively Own Equity Stock in excess of 9.8%, (in value or in number of shares of Equity Stock, whichever is more restrictive) of the outstanding Equity Stock of the Corporation, with further restrictions and exceptions set forth in the Charter of the Corporation. There shall be no Transfer that would cause a violation of the Ownership Limit, that would result in Equity Stock of the Corporation being Beneficially Owned by fewer than 100 persons or that would result in the Corporation's being "closely held" under section 856(h) of the Code. Any Person who attempts or proposes to own, Beneficially Own or Constructively Own Equity Stock in excess of the above limitation must notify the Corporation in writing at least 15 days prior to such proposed or attempted Transfer to such Person. If attempt is made to violate these restrictions on Transfers, (i) any purported Transfer will be void and will not be recognized by the Corporation, (ii) the Corporation will have the right to redeem the Stock proposed to be Transferred, and (iii) the Stock represented hereby will be automatically converted into and exchanged for Excess Stock (having no dividend or voting rights), which will be held in trust by the Corporation. All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, a copy of which, including the restrictions on ownership and transfer, will be sent without charge to each stockholder who directs a request to the Secretary of the Corporation."

          (v) Subject to Section 2(f)(iii) of this Article V, nothing contained in this Article V shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT.

     (f) Exemptions.

          (i) The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Directors and upon at least 15 days' written notice from a Transferee prior to a proposed Transfer that, if consummated, would result in the intended Transferee Beneficially Owning Equity Stock in excess of the Ownership Limit, and upon such other conditions as the Board of Directors may direct, may in its sole and absolute discretion exempt a Person from the Ownership Limit.

          (ii) The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board Directors, may in its sole and absolute discretion exempt a Person from the limitation on a Person Constructively Owning Equity Stock in excess of the Ownership Limit, if (x) such Person does not and represents that it will not directly own or Constructively Own more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in a tenant of the Corporation; (y) the Corporation obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact; and (z) such Person agrees that any violation or attempted violation of such representations, undertakings and agreement will result in such Equity Stock in excess of the Ownership Limit being converted into and exchanged for Excess Stock in accordance with
     Section 2(c) of this Article V.

          (iii) Nothing in this Article V shall preclude the settlement of a transaction entered into through the facilities of any interdealer quotation system or national securities exchange upon which Equity Stock is traded. Notwithstanding the previous sentence, certain transactions may be settled by providing Excess Stock as set forth in this Article V.

          (iv) The ownership restrictions set forth in this Section 2 of this
     Article V shall not apply until the effective date of the merger between the Corporation and EastGroup Properties, a Maryland real estate investment trust.

SECTION 3.  CLASSIFICATION AND RECLASSIFICATION OF STOCK.

     (a) Power of Board to Classify or Reclassify Stock. The Board of Directors shall have the power, in its sole discretion and without limitation, to classify or reclassify any unissued Stock, whether now or hereafter authorized, by setting, altering or eliminating in any one or more respects, from time to time, before the issuance of such Stock, any feature of such Stock, including, but not limited to, the designation, preferences, conversion or other rights, voting powers, qualifications and terms and conditions of redemption of, and limitations as to dividends and any other restrictions on, such Stock. The power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing or altering one or more of the following:

          (i) The distinctive designation of such class or series and the number of shares which constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this subparagraph.

          (ii) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

          (iii) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

          (iv) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

          (v) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

          (vi) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidations dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

          (vii) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this subparagraph, and, if so, the terms and conditions thereof.

          (viii) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter of the Corporation.

     (b) Ranking of Stock. For the purposes hereof and of any articles supplementary to the Charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

          (i) Prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series.

          (ii) On a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series.

          (iii) Junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

SECTION 4.  COMMON STOCK.

     Subject to the provisions of Sections 2 and 5 of this Article V, the Common Stock shall have the following preferences, rights, powers, restrictions, limitations and qualifications, and such others as may be afforded by law:

     (a) Voting Rights. Except as may otherwise be required by law, and subject to action, if any, by the Board of Directors, pursuant to Section 3 of this
Article V, each holder of Common Stock shall have one vote in respect of each share of Common Stock held of record on all matters to be voted upon by the stockholders. Holders of shares of Common Stock shall not have cumulative voting rights.

     (b) Dividend Rights. After provision(s) with respect to preferential dividends on any then outstanding classes of preferred stock, if any, fixed by the Board of Directors pursuant to Section 3 of this Article V, shall have been satisfied, and after satisfaction of any other requirements, if any, including with respect to redemption rights and preferences, of any such classes of preferred stock, then and thereafter the holders of Common Stock shall be entitled to receive, pro rata in relation to the number of shares of Common Stock held by them, such dividends or other distributions as may be declared from time to time by the Board of Directors out of funds legally available therefor.

     (c) Liquidation Rights. In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, fixed pursuant to Section 3 of this
Article V, to be distributed to the holders of any then outstanding preferred stock, and subject to the right, if any, of the holders of any outstanding preferred stock to participate further in any liquidating distributions, all of the assets of the Corporation, if any, remaining, of whatever kind available for distribution to stockholders after the foregoing distributions have been made shall be distributed to the holders of the Common Stock, ratably in proportion to the number of shares of Common Stock held by them. For purposes of making liquidating distributions pursuant to this Section 4(c) of this Article V, Excess Stock shall be included as part of the preferred stock and the Common Stock to the extent provided in Section 5(e) of this Article V below.

     (d) Conversion Rights. Each share of Common Stock is convertible into Excess Stock as provided in Section 2(c) of this Article V.

SECTION 5.  EXCESS STOCK.

     (a) Condition to Issuance. The provisions of this Article V to the contrary notwithstanding, the automatic conversion and exchange of certain Equity Stock into Excess Stock in the circumstances provided for in Section 2(c) of this Article V shall be deemed not to have occurred, nunc pro tunc, if the Corporation shall have determined, in the sole and absolute discretion of the Board of Directors, that the issuance by the Corporation of Excess Stock would cause the Corporation to fail to satisfy the organizational and operational requirements that must be met for the Corporation to qualify for treatment as a REIT.

     (b) Ownership of Excess Stock in Trust. Upon any purported Transfer that results in Excess Stock pursuant to Section 2(c) of this Article V, such Excess Stock shall not be issued in certificated form but shall be held by the Corporation, in book entry form, as Trustee in Trust for the exclusive benefit of such Beneficiary or Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to Section 5(f) of this Article V. Excess Stock so held in Trust shall be issued and outstanding Stock of the

Corporation. The Purported Record Transferee shall have no rights in such Excess Stock except the right to designate a transferee of such Excess Stock upon the terms specified in Section 5(f) of this Article V. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in
Section 5(f) of this Article V.

     (c) No Voting Rights. Except as required by law, Excess Stock shall not be entitled to vote on any matters.

     (d) No Dividend Rights. Excess Stock shall not be entitled to any dividends. Any dividend or distribution paid prior to the discovery by the Corporation that Equity Stock had been converted into Excess Stock shall be repaid to the Corporation upon demand.

     (e) Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of share(s) of Excess Stock shall be entitled to receive that portion of the assets of the Corporation that would have been distributed to the Equity Stock in respect of which the Excess Stock was issued. The Corporation, as holder of the Excess Stock in Trust or, if the Corporation has been dissolved, any trustee appointed by the Corporation prior to its dissolution, shall distribute ratably to the Beneficiaries of the Trust, when determined, any such assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation.

     (f) Restrictions on Transfer; Designation of Beneficiary.

          (i) Excess Stock shall not be transferable. The Purported Record Transferee may freely designate a Beneficiary of an interest in the Trust (representing the number of shares of Excess Stock held by the Trust attributable to a purported Transfer that resulted in Excess Stock), if the Excess Stock held in the Trust would not be Excess Stock in the hands of such Beneficiary and the Purported Record Transferee does not receive a price for designating such Beneficiary that reflects a price per share of Excess Stock that exceeds (x) the price per share that such Purported Record Transferee paid for the Equity Stock in the purported Transfer that resulted in the Excess Stock; or (y) if the Purported Record Transferee did not give value for such Excess Stock (through a gift, devise or other transaction), the price per share equal to the Market Price on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Trust, the corresponding shares of Excess Stock in the Trust shall automatically be exchanged for an equal number of shares of Equity Stock, and such shares of Equity Stock shall be transferred of record to the transferee of the interest in the Trust if such Equity Stock would not be Excess Stock in the hands of such Beneficiary. Prior to any transfer of any interest in the Trust, the Purported Record Transferee must give advance notice to the Corporation of the intended transfer and the Corporation must have waived in writing its redemption rights under Section 2(d) of this Article V.

          (ii) Notwithstanding the foregoing, if a Purported Record Transferee receives a price for designating a Beneficiary of an interest in the Trust that exceeds the amounts allowable under Section 5(f)(i) of this Article V, such Purported Record Transferee shall pay, or cause such Beneficiary to pay, such excess to the Corporation.

     (g) Conversion Right. Each share of Excess Stock is convertible into Equity Stock as provided in Section 2(c) of this Article V.

SECTION 6.  GENERAL PROVISIONS.

     (a) Interpretation and Ambiguities. The Board of Directors shall have the power to interpret and to construe the provisions of this Article V, including any definition contained in Section 1, and the Board of Directors shall have the power to determine the application of the provisions of this Article V with respect to any situation based on the facts known to it, and any such interpretation, construction and determination shall be final and binding on all interested parties, including the stockholders.

     (b) Severability. If any provision of this Article V or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

                                   ARTICLE VI

                             THE BOARD OF DIRECTORS

SECTION 1.  AUTHORIZED NUMBER AND INITIAL DIRECTORS.

     The business and affairs of the Corporation shall be managed by a Board of Directors. The authorized number of directors of the Corporation initially shall be seven, which number may be increased or decreased pursuant to the Bylaws of the Corporation, but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The persons who shall serve as directors effectively immediately and until the first annual meeting of stockholders and until their successors are duly elected and qualify are as follows:

                              Alexander G. Anagnos
                                H.C. Bailey, Jr.
                               David H. Hoster II
                                Harold B. Judell
                                 David M. Osnos
                                 John N. Palmer
                                Leland R. Speed

SECTION 2.  GENERAL TERM OF OFFICE.

     Each director shall serve for a term of one year and until such director's successor is elected and qualified or until such director's death, retirement, resignation or removal.

SECTION 3.  REMOVAL OF DIRECTORS.

     A director may be removed from office but only for cause and only by the affirmative vote of the holders of at least two-thirds of the combined voting power of all shares of capital stock entitled to be cast in the election of directors voting together as a single class.

SECTION 4.  FILLING VACANCIES.

     Except as may otherwise be provided with respect to any rights of holders of preferred stock to elect additional directors, or in any agreement relating to the right to designate nominees for election to the Board of Directors, should a vacancy on the Board of Directors occur or be created (whether arising through death, retirement resignation or removal), other than through an increase but not a decrease, in the number of authorized directors, such vacancy shall be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the Board of Directors. A vacancy on the Board of Directors resulting from an increase in the number of directors shall be filled by the affirmative vote of a majority of the entire Board of Directors. By the vote required to elect a director, the stockholders may fill any vacancy on the Board of Directors resulting from the removal of a director.

SECTION 5.  BOARD AUTHORIZATION OF SHARE ISSUANCES.

     The Board of Directors of the Corporation may authorize the issuance from time to time of Stock of any class, whether now or hereafter authorized, or securities convertible into Stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws of the Corporation.

SECTION 6.  PREEMPTIVE RIGHTS.

     No holder of any Stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any Stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any Stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of Stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

SECTION 7.  AMENDMENTS TO THE BYLAWS.

     In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to adopt, alter or repeal Bylaws of the Corporation by vote of two-thirds of the Board of Directors. The stockholders may adopt, alter and repeal Bylaws of the Corporation only by the affirmative vote of 80% of the aggregate votes entitled to be cast with respect thereto.

SECTION 8.  CERTAIN OTHER DETERMINATIONS BY THE BOARD OF DIRECTORS.

     The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of Stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Stock or the payment of other distributions on Stock; the amount of paid-in surplus, net assets, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation nor liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; and any matters relating to the acquisition, holding and disposition of any assets of the Corporation.

SECTION 9.  RESERVED POWERS OF THE BOARD OF DIRECTORS.

     The enumeration and definition of particular powers of the Board of Directors included in this Article VI shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of the charter of the Corporation, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the general laws of the State of Maryland as now or hereafter in force.

                                  ARTICLE VII

                PROVISIONS FOR DEFINING, LIMITING AND REGULATING
                  CERTAIN POWERS OF THE CORPORATION AND OF THE
                           STOCKHOLDERS AND DIRECTORS

SECTION 1.  RELATED PARTY TRANSACTIONS.

     Without limiting any other procedure available by law or otherwise to the Corporation, the Board of Directors may authorize any agreement or other transaction with any person, corporation, association, company, trust, partnership (limited or general) or other organization, although one or more of the directors or officers of the Corporation may be a party to any such agreement or any officer, director, stockholder or member of such other party (an "Interested Officer/Director"), and no such agreement or transaction shall be invalidated or rendered void or voidable solely by reason of the existence of any such relationship if: (i) the existence is disclosed or known to the Board of Directors, and the contract or transaction is authorized, approved or ratified by the affirmative vote of a majority of the disinterested directors, even if they constitute less than a quorum of the Board of Directors; or (ii) the existence is disclosed to the stockholders entitled to vote, and the contract or transaction is authorized, approved or ratified by a majority of the votes cast by the stockholders entitled to vote, other than the votes of the stock held of record by the Interested Officers/Directors; or (iii) the contract or transaction is fair and reasonable to the Corporation. Any Interested Officer/Director of the Corporation or the stock owned by them or by a corporation, association, company, trust, partnership (limited or general) or other organization in which an Interested Officer/Director may have an interest, may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee of the Board of Directors or at a meeting of the stockholders, as the case may be, at which the contract or transaction is authorized, approved or ratified.


SECTION 2.  REIT QUALIFICATION.

     After the Corporation has initially elected to qualify as a REIT under the Code, the Board of Directors shall use its reasonable best efforts to cause the Corporation and its stockholders to qualify for U.S. federal income tax treatment in accordance with the provision of the Code applicable to a REIT. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Corporation as a REIT, provided, however, that if the Board of Directors determines in its discretion, that it is no longer in the best interests of the Corporation to continue to have the Corporation qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to Section 856(g) of the Code. Nothing contained in the Charter shall limit the authority of the Board of Directors to take such action as it in its sole discretion deems necessary or advisable to protect the Corporation and the interests of the stockholders by maintaining the Corporation's eligibility to be, and preserving the Corporation's status as, a qualified REIT under the Code.

SECTION 3.  STOCKHOLDER ACTIONS.

     (a) Stockholder Meetings. Action shall be taken by the stockholders only at annual or special meetings of stockholders, or by unanimous written consent of the holders of all Equity Stock entitled to vote on such action at a meeting of stockholders, if such written consent is accompanied by a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at such meeting.

     (b) Special Meetings of the Stockholders. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the President, the Chief Executive Officer, the Chairman of the Board of Directors, or by a majority of the members of the Board of Directors. Special meetings of stockholders of the Corporation shall be called at the request of the holders of a majority of all the votes entitled to be cast at the meeting.

SECTION 4.  OTHER CONSIDERATIONS.

     The Board of Directors shall, in connection with the exercise of its business judgment involving a Business Combination (as defined in Section 3-601 of the Corporations and Associations Article of the Annotated Code of Maryland) or any actual or proposed transaction which would or may involve a change in control of the Corporation (whether by purchases of shares of stock or any other securities of the Corporation in the open market, or otherwise, tender offer, merger, consolidation, dissolution, liquidation, sale of all or substantially all of the assets of the Corporation, proxy solicitation or otherwise), in determining what is in the best interests of the Corporation and its stockholders and in making any recommendation to its stockholders, give due consideration to all relevant factors, including, but not limited to (a) the economic effect, both immediate and long-term, upon the Corporation's stockholders, including stockholders, if any, who do not participate in the transaction; (b) the social and economic effect on the employees, customers of, and others dealing with, the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located; (c) whether the proposal is acceptable based on the historical and current operating results or financial condition of the Corporation; (d) whether a more favorable price could be obtained for the Corporation's stock or other securities in the future; (e) the reputation and business practices of the offeror and its management and affiliates as they would affect the employees of the Corporation and its subsidiaries; (f) the future value of the stock or any other securities of the Corporation; (g) any antitrust or other legal and regulatory issues that are raised by the proposal; and (h) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring person or entity. If the Board of Directors determines that any proposed Business Combination (as defined in Section 3-601 of the Corporations and Associations Article of the Annotated Code of Maryland) or actual or proposed transaction which would or may involve a change in control of the Corporation should be rejected, it may take any lawful action to defeat such transaction, including, but not limited to, any or all of the following: advising stockholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the stock or any of the securities of the Corporation; selling or otherwise issuing authorized but unissued stock, other securities or granting options or rights with respect thereto; acquiring a company to create an antitrust or other regulatory problem for the party making the proposal; and obtaining a more favorable offer from another individual or entity.

SECTION 5.  STOCKHOLDER PROPOSALS.

     For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholders must have given timely written notice thereof in Writing to the Secretary of the Corporation in the manner and containing the information required by the Bylaws. Stockholder proposals to be presented in connection with a special meeting of stockholders will be presented by the Corporation only to the extent required by Section 2-502 of the Corporations and Associations Article of the Annotated Code of Maryland.

SECTION 6.  VOTING REQUIREMENTS.

     Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or the total number of shares of any class of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes and entitled to vote thereon, except as otherwise provided in the Charter of the Corporation. All mergers, consolidations, share exchanges, recapitalizations or dissolutions to which the Corporation is a party and all sales of all or substantially all the assets of the Corporation shall not be valid and effective unless advised by at least two-thirds of the Board of Directors.

                                  ARTICLE VIII

                           INDEMNIFICATION OF AGENTS
             AND LIMITATION OF LIABILITY OF OFFICERS AND DIRECTORS

SECTION 1.  INDEMNIFICATION.

     The Corporation shall provide any indemnification permitted by the laws of Maryland and shall indemnify directors, officers, agents and employees as follows: (a) the Corporation shall indemnify its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law and (b) the Corporation shall indemnify other employees and agents, whether serving the Corporation or at its request any other entity, to such extent as shall be authorized by the Board of Directors or the Corporation's Bylaws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such bylaws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal or shall limit or eliminate the rights granted under indemnification agreements entered into by the corporation and its directors, officers, agents and employees.

SECTION 2.  LIMITATION OF LIABILITY.

     To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal any of its provisions shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or omission which occurred prior to such amendment or repeal.

                                   ARTICLE IX

                                   AMENDMENTS

     (a) Right to Amend Charter. The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Charter, including any amendments changing the terms or contract rights, as expressly set forth in the Charter, of any of its outstanding stock by classification, reclassification or otherwise, by a majority of the directors' adopting a resolution setting forth the proposed change, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote on the proposed change, or directing the proposed change to be considered at the next annual stockholders meeting. Unless otherwise provided herein, the proposed change will be effective only if it is adopted upon the affirmative vote of the holders of not less than a majority of the aggregate votes entitled to be cast thereon (considered for this purpose as a single class); provided, however, that any amendment to, repeal of or adoption of any provision inconsistent with Article VI, Article VIII or this Article IX will be effective only if it is also advised by at least two-thirds of the Board of Directors.

     (b) Certain Amendments Requiring Special Stockholder Vote. Any provision of the Charter of the Corporation to the contrary notwithstanding:

          (i) no term or provision of the Charter of the Corporation may be added, amended or repealed in any respect that would, in the determination of the Board of Directors, cause the Corporation not to qualify as a REIT under the Code;

          (ii) Article VI, Section 3 (removal of directors) and Section 6 (amendments of Bylaws); Article VIII (indemnification of agents and limitation of liability of officers and directors); and this Article IX shall not be amended or repealed; and

          (iii) no provision imposing cumulative voting in the election of directors may be added to the Charter of the Corporation;

unless in each such case, in addition to any vote required by the terms of then outstanding preferred stock, such action is approved by the affirmative vote of the holders of not less than eighty percent (80%) of all of the votes entitled to be cast on the matter.

     IN WITNESS WHEREOF, I have adopted and signed these Articles of Incorporation and do hereby acknowledge that the adoption and signing are my act.

Dated: April 3, 1997
                                                     /s/ Kayla E. Klos

                                            ------------------------------------
                                                Kayla E. Klos, Incorporator

                                                                      APPENDIX C

                                     BYLAWS

                                       OF

                         EASTGROUP PROPERTIES II, INC.

                             A Maryland Corporation

                         EASTGROUP PROPERTIES II, INC.

                                     BYLAWS

                               TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
ARTICLE I............................................................................    1
     OFFICES.........................................................................    1
          SECTION 1.   PRINCIPAL OFFICE..............................................    1
          SECTION 2.   ADDITIONAL OFFICES............................................    1
ARTICLE II...........................................................................    1
     STOCKHOLDERS....................................................................    1
          SECTION 1.   ANNUAL MEETING................................................    1
          SECTION 2.   SPECIAL MEETING...............................................    1
          SECTION 3.   PLACE OF MEETINGS.............................................    1
          SECTION 4.   NOTICE........................................................    1
          SECTION 5.   SCOPE OF NOTICE...............................................    2
          SECTION 6.   QUORUM........................................................    2
          SECTION 7.   VOTING........................................................    2
          SECTION 8.   PROXIES.......................................................    2
          SECTION 9.   LIST OF STOCKHOLDERS..........................................    3
          SECTION 10.  VOTING OF STOCK BY CERTAIN HOLDERS............................    3
          SECTION 11.  INSPECTORS....................................................    3
          SECTION 12.  NOMINATIONS AND STOCKHOLDER BUSINESS..........................    3
          SECTION 13.  INFORMAL ACTION BY STOCKHOLDERS...............................    5
ARTICLE III..........................................................................    5
     DIRECTORS.......................................................................    5
          SECTION 1.   GENERAL POWERS; QUALIFICATIONS................................    5
          SECTION 2.   NUMBER AND TENURE.............................................    5
          SECTION 3.   REGULAR MEETINGS..............................................    5
          SECTION 4.   SPECIAL MEETINGS..............................................    6
          SECTION 5.   VACANCY ON BOARD..............................................    6
          SECTION 6.   NOTICE........................................................    6
          SECTION 7.   QUORUM........................................................    6
          SECTION 8.   VOTING........................................................    7
          SECTION 9.   TELEPHONE MEETINGS............................................    7
          SECTION 10.  INFORMAL ACTION BY DIRECTORS..................................    7
          SECTION 11.  COMPENSATION..................................................    7
          SECTION 12.  REMOVAL OF DIRECTORS..........................................    7
          SECTION 13.  LOSS OF DEPOSIT...............................................    7
          SECTION 14.  SURETY BONDS..................................................    7
          SECTION 15.  RELIANCE......................................................    7
          SECTION 16.  CERTAIN RIGHTS OF DIRECTORS...................................    7
ARTICLE IV...........................................................................    8
     COMMITTEES......................................................................    8
          SECTION 1.   NUMBER, TENURE AND QUALIFICATIONS.............................    8
          SECTION 2.   POWERS........................................................    8
          SECTION 3.   MEETINGS......................................................    8
          SECTION 4.   TELEPHONE MEETINGS............................................    8
          SECTION 5.   INFORMAL ACTION BY COMMITTEES.................................    8
ARTICLE V............................................................................    8
     OFFICERS........................................................................    8
          SECTION 1.   GENERAL PROVISIONS............................................    8
          SECTION 2.   ELECTION, TENURE AND REMOVAL OF OFFICERS......................    9
          SECTION 3.   CHIEF EXECUTIVE OFFICER.......................................    9
          SECTION 4.   CHIEF OPERATING OFFICER.......................................    9
          SECTION 5.   CHIEF FINANCIAL OFFICER.......................................    9
          SECTION 6.   CHAIRMAN OF THE BOARD.........................................    9

                                                                                       PAGE
          SECTION 7.   PRESIDENT.....................................................    9
          SECTION 8.   VICE PRESIDENTS...............................................   10
          SECTION 9.   SECRETARY.....................................................   10
          SECTION 10.  TREASURER.....................................................   10
          SECTION 11.  ASSISTANT SECRETARIES AND ASSISTANT TREASURERS................   10
          SECTION 12.  SALARIES......................................................   10
ARTICLE VI...........................................................................   10
     FINANCE.........................................................................   10
          SECTION 1.   CONTRACTS.....................................................   10
          SECTION 2.   CHECKS AND DRAFTS.............................................   11
          SECTION 3.   DEPOSITS......................................................   11
          SECTION 4.   ANNUAL STATEMENT OF AFFAIRS...................................   11
ARTICLE VII..........................................................................   11
     STOCK...........................................................................   11
          SECTION 1.   CERTIFICATES..................................................   11
          SECTION 2.   TRANSFERS.....................................................   11
          SECTION 3.   LOST CERTIFICATE..............................................   12
          SECTION 4.   CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE............   12
          SECTION 5.   STOCK LEDGER..................................................   12
          SECTION 6.   FRACTIONAL STOCK; ISSUANCE OF UNITS...........................   12
          SECTION 7.   CERTIFICATION OF BENEFICIAL OWNERS............................   12
ARTICLE VIII.........................................................................   13
     ACCOUNTING YEAR.................................................................   13
ARTICLE IX...........................................................................   13
     DIVIDENDS.......................................................................   13
          SECTION 1.   DECLARATION...................................................   13
          SECTION 2.   CONTINGENCIES.................................................   13
ARTICLE X............................................................................   13
     INVESTMENT POLICY...............................................................   13
ARTICLE XI...........................................................................   13
     SEAL............................................................................   13
          SECTION 1.   SEAL..........................................................   13
          SECTION 2.   AFFIXING SEAL.................................................   13
ARTICLE XII..........................................................................   14
     INDEMNIFICATION.................................................................   14
          SECTION 1.   PROCEDURE.....................................................   14
          SECTION 2.   EXCLUSIVITY, ETC..............................................   14
          SECTION 3.   SEVERABILITY; DEFINITIONS.....................................   14
ARTICLE XIII.........................................................................   14
     WAIVER OF NOTICE................................................................   14
ARTICLE XIV..........................................................................   15
     SUNDRY PROVISIONS...............................................................   15
          SECTION 1.   BOOKS AND RECORDS.............................................   15
          SECTION 2.   BONDS.........................................................   15
          SECTION 3.   VOTING UPON SHARES IN OTHER CORPORATIONS......................   15
          SECTION 4.   MAIL..........................................................   15
          SECTION 5.   EXECUTION OF DOCUMENTS........................................   15
ARTICLE XV...........................................................................   15
     AMENDMENT OF BYLAWS.............................................................   15

                                MARYLAND BYLAWS

                                       OF

                         EASTGROUP PROPERTIES II, INC.

                                   ARTICLE I

                                    OFFICES

SECTION 1.  PRINCIPAL OFFICE.

     The principal office of the Corporation shall be located at such place as the Board of Directors may designate.

SECTION 2.  ADDITIONAL OFFICES.

     The Corporation may have additional offices at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

SECTION 1.  ANNUAL MEETING.

     The Corporation shall hold an annual meeting of its stockholders to elect directors and transact any other business within its powers at such time on such day as shall be set by the Board of Directors. Except as the Charter or statute provides otherwise, any business may be considered at an annual meeting without the purpose of the meeting having been specified in the notice. Failure to hold an annual meeting does not invalidate the Corporation's existence or affect any otherwise valid corporate acts.

SECTION 2.  SPECIAL MEETING.

     At any time in the interval between annual meetings, a special meeting of the stockholders may be called by the President, the Chief Executive Officer, the Chairman of the Board of Directors by vote of a majority of the Board of Directors at a meeting or in writing (addressed to the Secretary of the corporation) with or without a meeting. Special meetings of the stockholders shall also be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. A request for a special meeting shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The Secretary shall inform the stockholders making the request of the reasonably estimated costs of preparing and mailing a notice of the meeting and, upon such stockholders' payment to the Corporation of such costs, the Secretary shall give notice to each stockholder entitled to notice of the meeting.

SECTION 3.  PLACE OF MEETINGS.

     Meetings of stockholders shall be held at such place in the United States as is set from time to time by the Board of Directors.

SECTION 4.  NOTICE.

     Not less than ten nor more than 90 days before each meeting of stockholders, the Secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting, written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by statute, the purpose of the meeting. Notice is given to a stockholder when it is personally delivered to him or her, left at his or her residence or usual place of business, or mailed to him or her at his or her address as it appears on the records of the Corporation. Notwithstanding the foregoing provisions, each person who is entitled to notice waives notice if he or she before or after the meeting signs a waiver of the notice which is filed with the records of the stockholders' meetings, or is present at the meeting in person or by proxy.

SECTION 5.  SCOPE OF NOTICE.

     Any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by statute or the Charter to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.

SECTION 6.  QUORUM.

     Unless the statute or the Charter provides otherwise, at a meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the Charter of the Corporation for the vote necessary for the adoption of any measure. Whether or not a quorum is present at any meeting of the stockholders, a majority of the stockholders entitled to vote at such meeting, present in person or by proxy, shall have power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 7.  VOTING.

     A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter of the Corporation. Unless otherwise provided in the Charter and other than Excess Stock of the Corporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders.

SECTION 8.  PROXIES.

     A stockholder may vote the stock the stockholder owns of record either in person or by proxy. A stockholder may sign a writing authorizing another person to act as proxy. Signing may be accomplished by the stockholder or the stockholder's authorized agent signing the writing or causing the stockholder's signature to be affixed to the writing by any reasonable means, including facsimile signature. A stockholder may authorize another person to act as proxy by transmitting, or authorizing the transmission of, a telegram, cablegram, datagram, or other means of electronic transmission to the person authorized to act as proxy or to a proxy solicitation firm, proxy support service organization, or other person authorized by the person who will act as proxy to receive the transmission. Unless a proxy provides otherwise, it is not valid more than 11 months after its date. A proxy is revocable by a stockholder at any time without condition or qualification unless the proxy states that it is irrevocable and the proxy is coupled with an interest. A proxy may be made irrevocable for so long as it is coupled with an interest. The interest with which a proxy may be coupled includes an interest in the stock to be voted under the proxy or another general interest in the Corporation or its assets or liabilities. A proxy shall be filed with the Secretary of the Corporation before or at time of the meeting.

SECTION 9.  LIST OF STOCKHOLDERS.

     At each meeting of stockholders, a full, true and complete list of all stockholders entitled to vote at such meeting, showing the number and class of shares held by each and certified by the transfer agent for such class or by the Secretary, shall be furnished by the Secretary.

SECTION 10.  VOTING OF STOCK BY CERTAIN HOLDERS.

     Stock registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the board of directors of such corporation or other entity presents a certified copy of such bylaw or resolution, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.

     Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

     The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date of closing of the stock transfer books, the time after the record date of closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

SECTION 11.  INSPECTORS.

     At all meetings of stockholders, unless the voting is conducted by an inspector, the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies, the acceptance or rejection of votes and procedures for the conduct of business not otherwise specified by these Bylaws, the Charter or law, shall be decided or determined by the chairman of the meeting. If demanded by stockholders, present in person or by proxy, entitled to cast 10% in number of votes entitled to be cast, or if ordered by the chairman, the vote upon any election or question shall be taken by ballot and, upon like demand or order, the voting shall be conducted by an inspector, in which event the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided, by such inspector. Unless so demanded or ordered, no vote need be by ballot and voting need not be conducted by an inspector. The stockholders at any meeting may choose an inspector to act at such meeting, and in default of such election the chairman of the meeting may appoint an inspector. No candidate for election as a director at a meeting shall serve as an inspector thereat.

     Each report of an inspector shall be in writing and signed by him, her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

SECTION 12.  NOMINATIONS AND STOCKHOLDER BUSINESS.

     (a) Annual Meeting of Stockholders.

          (1) For nominations or other business to be properly brought before an annual meeting by a stockholder, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, if any; and (y) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, if any.

          (2) Notwithstanding anything in the second sentence of paragraph (a)
     (1) of this Section 12 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this
     Section 12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

          (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected
     (i) pursuant to the Corporation's notice of meeting; (ii) by or at the direction of the Board of Directors; or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 12(b), who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(b). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position as specified in the Corporation's notice of meeting, if the stockholder's notice required by this Section 12(b) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

     (c) General.

          (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 12 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 12 and, if the proposed nomination or business is not in compliance with this Section 12, to declare that such defective nomination or proposal be disregarded.

          (2) For purposes of this Section 12, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, the Associated Press or a comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

          (3) Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12. Nothing in this
     Section 12 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

SECTION 13.  INFORMAL ACTION BY STOCKHOLDERS.

     Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if there is filed with the records of stockholders meetings an unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at it. Meetings shall not be held by means of a conference telephone or similar communications equipment.

                                  ARTICLE III

                                   DIRECTORS

SECTION 1.  GENERAL POWERS; QUALIFICATIONS.

     The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors, except as conferred on or reserved to the stockholders by statute or by the Charter or Bylaws.

SECTION 2.  NUMBER AND TENURE.

     The Corporation shall have at least three directors; provided that, if there is no stock outstanding, the number of directors may be less than three but not less than one, and, if there is stock outstanding and so long as there are less than three stockholders, the number of directors may be less than three but not less than the number of stockholders. The Corporation shall have the number of directors provided in the Charter until changed as herein provided. Except as the Charter provides otherwise, a majority of the entire Board of Directors may alter the number of directors set by the Charter to not exceeding 15 nor less than the minimum number then permitted herein, but the action may not affect the tenure of office of any director. Each director shall hold office for a term of one year and until his or her successor is elected and qualified, or until his or her resignation, removal (in accordance with the Charter), retirement or death.

SECTION 3.  REGULAR MEETINGS.

     After each meeting of stockholders at which directors shall have been elected, the Board of Directors shall meet as soon as practicable for the purpose of organization and the transaction of other business. In the event that no other time and place are specified by resolution of the Board, the President or the Chairman, with notice in accordance with Section 6 of this Article III, the Board of Directors shall meet immediately following the close of, and at the place of, such stockholders' meeting. Any other regular meeting of the Board of Directors shall be held on such date and at any place as may be designated from time to time by the Board of Directors.

SECTION 4.  SPECIAL MEETINGS.

     Special meetings of the Board of Directors may be called at any time by or at the request of the Chairman of the Board, the President or by a majority of the directors then in office by vote at a meeting, or in writing with or without a meeting. The person or persons authorized to call special meetings of the Board of Directors may fix the date, time and place, either within or without the State of Maryland, as the date, time and place for holding any special meeting of the Board of Directors called by them. In the absence of such designation the meeting shall be held at such place as may be designated in the call.

SECTION 5.  VACANCY ON BOARD.

     The stockholders may elect a successor to fill a vacancy on the Board of Directors which results from the removal of a director. A director elected by the stockholders to fill a vacancy which results from the removal of a director serves for the balance of the term of the removed director. A majority of the remaining directors, whether or not sufficient to constitute a quorum, may fill a vacancy on the Board of Directors which results from any cause except an increase in the number of directors and a majority of the entire Board of Directors may fill a vacancy which results from an increase in the number of directors. A director elected by the Board of Directors to fill a vacancy serves until the next annual meeting of stockholders and until his or her successor is elected and qualifies.

SECTION 6.  NOTICE.

     Except as provided in Section 3 of this Article III, the Secretary shall give notice to each director of each regular and special meeting of the Board of Directors. The notice shall state the time and place of the meeting. Notice is given to a director when it is delivered personally to him or her, left at his or her residence or usual place of business, or sent by telegraph, facsimile transmission or telephone, at least 24 hours before the time of the meeting or, in the alternative by mail to his or her address as it shall appear on the records of the Corporation, at least 72 hours before the time of the meeting. Unless these Bylaws or a resolution of the Board of Directors provides otherwise, the notice need not state the business to be transacted at or the purposes of any regular or special meeting of the Board of Directors. No notice of any meeting of the Board of Directors need be given to any director who attends except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened, or to any director who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Any meeting of the Board of Directors, regular or special, may be adjourned from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

SECTION 7.  QUORUM.

     A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Charter of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.

SECTION 8.  VOTING.

     The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater or lesser proportion is required for such action by the Charter, these Bylaws or applicable statute.

SECTION 9.  TELEPHONE MEETINGS.

     Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

SECTION 10.  INFORMAL ACTION BY DIRECTORS.

     Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, if an unanimous consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors.

SECTION 11.  COMPENSATION.

     Unless restricted by the Charter, the Board of Directors shall have the authority to fix the compensation of directors.

SECTION 12.  REMOVAL OF DIRECTORS.

     The stockholders may remove any director or the entire Board of Directors in the manner provided in the Charter of the Corporation.

SECTION 13.  LOSS OF DEPOSIT.

     No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association or other institution with whom moneys or stock have been deposited.

SECTION 14.  SURETY BONDS.

     Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

SECTION 15.  RELIANCE.

     Each director, officer, employee and agent of the Corporation shall, in the performance of his duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the advisers, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

SECTION 16.  CERTAIN RIGHTS OF DIRECTORS.

     The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director, officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to those of or relating to the Corporation.

                                   ARTICLE IV

                                   COMMITTEES

SECTION 1.  NUMBER, TENURE AND QUALIFICATIONS.

     The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.

SECTION 2.  POWERS.

     The Board of Directors may delegate to committees appointed under Section 1 of this Article IV any of the powers of the Board of Directors, except the power to authorize dividends on stock, elect directors, issue stock other than as provided below, recommend to the stockholders any action which requires stockholder approval, amend these Bylaws, or approve any merger or share exchange which does not require stockholder approval. If the Board of Directors has given general authorization for the issuance of stock providing for or establishing a method or procedure for determining the maximum number of shares to be issued, a committee of the Board, in accordance with that general authorization or any stock option or other plan or program adopted by the Board of Directors, may authorize or fix the terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors.

SECTION 3.  MEETINGS.

     At every meeting of any such committee, the presence of a majority of all the members thereof shall constitute a quorum and the affirmative vote of a majority of the members present shall be necessary for the adoption by it of any resolution. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

SECTION 4.  TELEPHONE MEETINGS.

     Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

SECTION 5.  INFORMAL ACTION BY COMMITTEES.

     Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting if an unanimous consent in writing to such action is signed by each member of the committee and such written consent is filled with the minutes of proceedings of such committee.

                                   ARTICLE V

                                    OFFICERS

SECTION 1.  GENERAL PROVISIONS.

     The officers of the Corporation shall include a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary and a Treasurer and may include a Chairman of the Board, a Chief Operating Officer, a Chief Financial Officer, one or more Assistant Secretaries and one or more Assistant Treasurers. In addition, the Board of Directors may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The Chairman of the Board shall be a director, other officers need not be directors. Any two or more offices except president and vice president may be held by the same person. In its discretion, the Board of Directors may leave unfilled any office except that of President, Treasurer and Secretary.

SECTION 2.  ELECTION, TENURE AND REMOVAL OF OFFICERS.

     The Board of Directors shall elect the officers. The Board of Directors may from time to time authorize any committee or officer to appoint assistant and subordinate officers. Election or appointment of an officer, employee or agent shall not of itself create contract rights. All officers shall be appointed to hold their offices, respectively, during the pleasure of the Board. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may remove an officer at any time. The removal of an officer does not prejudice any of his or her contract rights. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may fill a vacancy which occurs in any office for the unexpired portion of the term.

SECTION 3.  CHIEF EXECUTIVE OFFICER.

     The President shall be the Chief Executive Officer of the Corporation unless the Board of Directors designates the Chairman of the Board as Chief Executive Officer. Subject to the control of the Board of Directors and the executive committee (if any), the Chief Executive Officer shall have general executive charge, management and control of the properties, business and operations of the Corporation with all such powers as may be reasonably incident to such responsibilities; he or she may agree upon and execute all leases, contracts, evidences of indebtedness and other obligations in the name of the Corporation and may sign all certificates for shares of capital stock of the Corporation; and shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to him or her by the Board of Directors.

SECTION 4.  CHIEF OPERATING OFFICER.

     The Board of Directors may designate a Chief Operating Officer. The Chief Operating Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer.

SECTION 5.  CHIEF FINANCIAL OFFICER.

     The Board of Directors may designate a Chief Financial Officer. The Chief Financial Officer shall have the responsibilities and duties as set forth by the Board of Directors or the Chief Executive Officer.

SECTION 6.  CHAIRMAN OF THE BOARD.

     If elected, the Chairman of the Board shall preside at all meetings of the stockholders and of the Board of Directors at which he or she shall be present; and the Chairman shall have such other powers and duties as designated in these Bylaws and as from time to time may be assigned to the Chairman by the Board of Directors.

SECTION 7.  PRESIDENT.

     Unless the Board of Directors otherwise determines, the President shall have the authority to agree upon and execute all leases, contracts, evidences of indebtedness authorized deeds, mortgages and other obligations in the name of the Corporation; and, unless the Board of Directors otherwise determines, he or she shall, in the absence of the Chairman of the Board or if there be no Chairman of the Board, preside at all meetings of the stockholders and (should the President be a director) of the Board of Directors; and the President shall have such other powers and duties as designated in accordance with these Bylaws and as from time to time may be assigned to the President by the Board of Directors.

SECTION 8.  VICE PRESIDENTS.

     The Vice Presidents shall perform such duties and have such powers as the Board of Directors may from time to time prescribe.

SECTION 9.  SECRETARY.

     The Secretary shall keep the minutes of the meetings of the stockholders, of the Board of Directors and of any committees, in books provided for that purpose; he or she shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; he or she shall be custodian of the records of the Corporation; he or she may witness any document on behalf of the Corporation, the execution of which is duly authorized, see that the corporate seal is affixed where such document is required or desired to be under its seal, and, when so affixed, may attest the same. In general, he or she shall perform such other duties customarily performed by a secretary of a corporation, and shall perform such other duties and have such other powers as are from time to time assigned to him or her by the Board of Directors, the Chief Executive Officer, or the President.

SECTION 10.  TREASURER.

     The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by the Board of Directors; he or she shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation. In general, he or she shall perform such other duties customarily performed by a treasurer of a corporation, and shall perform such other duties and have such other powers as are from time to time assigned to him or her by the Board of Directors, the Chief Executive Officer or the President.

SECTION 11.  ASSISTANT SECRETARIES AND ASSISTANT TREASURERS.

     Each Assistant Treasurer and Assistant Secretary shall have the usual powers and duties pertaining to his or her office, together with such other powers and duties as may be assigned to him or her by the Chief Executive Officer or the Board of Directors. The Assistant Treasurers shall exercise the powers of the Treasurer during that officer's absence or inability or refusal to act. The Assistant Secretaries shall exercise the powers of the Secretary during that officer's absence or inability or refusal to act.

SECTION 12.  SALARIES.

     The salaries and other compensation or remuneration, of whatever kind, of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary and other compensation or remuneration by reason of the fact that he or she is also a director of the Corporation.

                                   ARTICLE VI

                                    FINANCE

SECTION 1.  CONTRACTS.

     To the extend permitted by applicable law, and except as otherwise prescribed by the Charter of the Corporation or these Bylaws, the Board of Directors may authorize any officer, employee or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the directors or by an authorized person shall be valid and binding upon the Board of Directors and upon the Corporation when authorized or ratified by action of the Board of Directors.

SECTION 2.  CHECKS AND DRAFTS.

     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness, in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by the Board of Directors.

SECTION 3.  DEPOSITS.

     All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

SECTION 4.  ANNUAL STATEMENT OF AFFAIRS.

     The President or Chief Accounting Officer shall prepare annually a full and correct statement of the affairs of the Corporation, to include a balance sheet and a financial statement of operations for the preceding fiscal year. The statement of affairs shall be submitted at the annual meeting of the stockholders and, within 20 days after the meeting, placed on file at the Corporation's principal office.

                                  ARTICLE VII

                                     STOCK

SECTION 1.  CERTIFICATES.

     The Corporation's Excess Stock (the "Excess Stock"), shall be issued in book entry form only, and without certificates. For that purpose, the Corporation shall cause appropriate records to be maintained of all registered holders of the Excess Stock and the number of shares of Excess Stock, respectively, held by each, from time to time.

     Except as provided above with respect to the Excess Stock, each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him or her in the Corporation. Each certificate shall be signed by the Chief Executive Officer, the President or a Vice President and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and may be sealed with the actual seal or a facsimile thereof, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes or series of stock, each class or series may have its own number sequence. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each stock certificate shall include on its face the name of the Corporation, the name of the stockholder or other person to whom it is issued, and the class of stock and number of shares it represents. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. In lieu of such statement or summary, the Corporation may set forth upon the face or back of the certificate a statement that the Corporation will furnish to any stockholder, upon request made to the Secretary and without charge, a full statement of such information. A certificate may not be issued until the stock represented by it is fully paid.

SECTION 2.  TRANSFERS.

     The Board of Directors shall have the power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock; and may appoint transfer agents and registrars thereof. The duties of the transfer agent and registrar may be combined.

SECTION 3.  LOST CERTIFICATE.

     The Board of Directors of the Corporation may determine the conditions for issuing a new stock certificate in place of one which is alleged to have been lost, stolen or destroyed, or the Board of Directors may delegate such power to any officer or officers of the Corporation. In their discretion, the Board of Directors or such officer or officers may require the owner of the certificate to give a bond, with sufficient surety, to indemnify the Corporation against any loss or claim arising as a result of the issuance of a new certificate. In their discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate save upon the order of some court having jurisdiction in the premises.

SECTION 4.  CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.

     The Board of Directors may set a record date or direct that the stock transfer books be closed for a stated period for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to notice of a meeting, vote at a meeting, receive a dividend, or be allotted other rights. The record date may not be prior to the close of business on the day the record date is fixed nor, subject to Section 1.06, more than 90 days before the date on which the action requiring the determination will be taken; the transfer books may not be closed for a period longer than 20 days; and, in the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten days before the date of the meeting.

     If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

     When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the transfer books and the stated period of closing has expired.

SECTION 5.  STOCK LEDGER.

     The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection.

SECTION 6.  FRACTIONAL STOCK; ISSUANCE OF UNITS.

     The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the Charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

SECTION 7.  CERTIFICATION OF BENEFICIAL OWNERS.

     The Board of Directors may adopt by resolution a procedure by which a stockholder of the Corporation may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may certify; the purpose for which the certification may be made; the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board considers necessary or desirable. On receipt of a certification which complies with the procedure adopted by the Board in accordance with this Section 7, the person specified in the certification is, for the purpose set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

                                  ARTICLE VIII

                                ACCOUNTING YEAR

     The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

                                   ARTICLE IX

                                   DIVIDENDS

SECTION 1.  DECLARATION.

     Dividends upon the stock of the Corporation may be declared by the Board of Directors, subject to the provisions of law and the Charter of the Corporation. Dividends may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

SECTION 2.  CONTINGENCIES.

     Before payment of any dividends, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X

                               INVESTMENT POLICY

     Subject to the provisions of the Charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

                                   ARTICLE XI

                                      SEAL

SECTION 1.  SEAL.

     The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall have inscribed thereon the name of the Corporation and the year of its organization. The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

SECTION 2.  AFFIXING SEAL.

     Whenever the Corporation is required to place its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(seal)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

                                  ARTICLE XII

                                INDEMNIFICATION

SECTION 1.  PROCEDURE.

     Any indemnification, or payment of expenses in advance of the final disposition of any proceeding, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer entitled to seek indemnification (the "Indemnified Party"). The right to indemnification and advances hereunder shall be enforceable by the Indemnified Party in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part; or (ii) no disposition thereof is made within 60 days. The Indemnified Party's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be reimbursed by the Corporation. It shall be a defense to any action for advance for expenses that (a) a determination has been made that the facts then known to those making the determination would preclude indemnification or
(b) the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the Indemnified Party of such Indemnified Party's good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met.

SECTION 2.  EXCLUSIVITY, ETC.

     The indemnification and advance of expenses provided by the Charter and these Bylaws shall not be deemed exclusive of any other rights to which a person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors or other provision that is consistent with law, both as to action in his or her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while a person was a director or officer after such person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. The Corporation shall not be liable for any payment under this Bylaw in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter of the Corporation and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Bylaw is in effect. Nothing herein shall prevent the amendment of this Bylaw, provided that no such amendment shall diminish the rights of any person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this Bylaw shall not in any way diminish any rights to indemnification or advance of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this Bylaw or any provision hereof is in force.

SECTION 3.  SEVERABILITY; DEFINITIONS.

     The invalidity or unenforceability of any provision of this Article XII shall not affect the validity or enforceability of any other provision hereof. The phrase "this Bylaw" in this Article XII means this Article XII in its entirety.

                                  ARTICLE XIII

                                WAIVER OF NOTICE

     Whenever any notice is required to be given pursuant to the Charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated herein, shall be deemed equivalent to the giving of such notice.

Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE XIV

                               SUNDRY PROVISIONS

SECTION 1.  BOOKS AND RECORDS.

     The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of any executive or other committee when exercising any of the powers of the Board of Directors. The books and records of the Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form but may be maintained in the form of a reproduction. The original or a certified copy of these Bylaws shall be kept at the principal office of the Corporation.

SECTION 2.  BONDS.

     The Board of Directors may require any officer, agent or employee of the Corporation to give a bond to the Corporation, conditioned upon the faithful discharge of his or her duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

SECTION 3.  VOTING UPON SHARES IN OTHER CORPORATIONS.

     Stock of other corporations, associations or trusts, registered in the name of the Corporation, may be voted by the President, a Vice-President or a proxy appointed by either of them. The Board of Directors, however, may by resolution appoint some other person to vote such shares, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.

SECTION 4.  MAIL.

     Any notice or other document which is required by these Bylaws to be mailed shall be deposited in the United States mails, postage prepaid.

SECTION 5.  EXECUTION OF DOCUMENTS.

     A person who holds more than one office in the Corporation may not act in more than one capacity to execute, acknowledge or verify an instrument required by law to be executed, acknowledged or verified by more than one officer.

                                   ARTICLE XV

                              AMENDMENT OF BYLAWS

     In accordance with the Charter, these Bylaws may be repealed, altered, amended or rescinded (a) by the stockholders of the Corporation (considered for this purpose as one class) by the affirmative vote of not less than 80% of all of the votes entitled to be cast at any meeting of stockholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in the notice of such meeting) or (b) by vote of two-thirds of the Board of Directors at a meeting held in accordance with the provisions of these Bylaws.

EASTGROUP PROPERTIES
300 One Jackson Place
188 East Capitol Street
Jackson, Mississippi  39201

                                               THIS PROXY IS SOLICITED ON BEHALF
                                                        OF THE BOARD OF TRUSTEES


The undersigned hereby appoints DAVID H. HOSTER II and N. KEITH McKEY, or either of them, Proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote all shares of beneficial interest, $1.00 par value per share, of EastGroup Properties (the "Trust"), which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at the Trust's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, on Thursday, June 5, 1997, at 9:00 a.m., Jackson time, or any adjournment or postponement thereof, and directs that the shares represented by this Proxy shall be voted as indicated below:

1.       REORGANIZATION

                  Proposal to reorganize the Trust from a Maryland real estate investment trust into a Maryland business corporation by means of a merger (the "Merger") of the Trust with and into a newly formed Maryland business corporation named EastGroup Properties II, Inc., which is a wholly-owned subsidiary of the Trust; pursuant to the reorganization and simultaneously with the Merger, the Trust's name will change to EastGroup Properties, Inc.

         [ ] FOR                [ ] AGAINST                [ ] ABSTAIN

2.       ELECTION OF TRUSTEES

         [ ] FOR all nominees listed below         [ ] WITHHOLD
             (EXCEPT AS MARKED TO THE CONTRARY         AUTHORITY
             BELOW)                                    to vote for all nominees
                                                       listed below




         INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                       STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:

Alexander G. Anagnos; H. C. Bailey, Jr.; David H. Hoster II; Harold B. Judell; David M. Osnos; John N. Palmer; and Leland R. Speed.






                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)
                                     (FRONT)

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS INDICATED IN 1 AND 2 ABOVE AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO ANY MATTER REFERRED TO IN 3 ABOVE. NOTE: IN REGARD TO THE MATTER INDICATED IN 2 ABOVE, THE HOLDERS OF THIS PROXY RESERVE THE RIGHT TO CUMULATE THEIR VOTES AND DISTRIBUTE THEM AMONG THE NOMINEES AS DIRECTED BY THE BOARD OF TRUSTEES OR, IF NOT SO DIRECTED, IN THEIR DISCRETION SO AS TO ELECT AS MANY OF THE NOMINEES FOR TRUSTEE NAMED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS AS POSSIBLE. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF TRUSTEES' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                          Dated:_________________________, 1997
                                          PLEASE SIGN EXACTLY AS NAME(S) APPEAR
                                          ON STOCK CERTIFICATE(S). A corporation
                                          is requested to sign its name by its
                                          President or other authorized officer,
                                          with the office held so designated. A
                                          partnership should sign in the
                                          partnership name by an authorized
                                          person. Executors, trustees,
                                          administrators, etc. are requested to
                                          indicate the capacity in which they
                                          are signing. JOINT TENANTS SHOULD BOTH
                                          SIGN.


                                          -------------------------------------



                                          -------------------------------------
                                          (Signature(s) of Shareholder(s))

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                   IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.










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